UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Western Digital Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Engineering the Future of Data Infrastructure

At WD, we believe data is one of the world's most valuable resources. Helping customers store, manage, protect, and unlock its value is fundamental to today's digital economy. Behind that leadership are decades of deep expertise in magnetics engineering, photonics and nano-scale fabrication—foundational capabilities that enable us to develop differentiated technologies and solve increasingly complex infrastructure challenges. As cloud computing, artificial intelligence ("AI") and other data-intensive applications continue to accelerate, organizations require infrastructure that enables them to scale with certainty.

We deliver the technologies that help customers manage and unlock the value of data at massive scale. By combining industry-leading innovation, manufacturing excellence, and trusted customer partnerships, we help hyperscalers, cloud providers, emerging scalers, and enterprises manage exponential data growth with solutions that deliver storage capacity, reliability and operational efficiency.

Rapid advances in AI are further accelerating demand for data infrastructure. Success is increasingly defined not by any single technology, but by the ability to deliver economically scalable infrastructure that balances storage capacity, performance, reliability, cost, and sustainability. WD is uniquely positioned to meet these evolving requirements through differentiated technology, disciplined execution, and a relentless focus on customer outcomes.

Everything we do is guided by a long-term strategy focused on creating sustainable value for our customers and stockholders.

Our Strategic Priorities

Enhanced Customer Focus	Product & Technology Leadership	Innovation & Growth

Earn customer trust through deeper strategic partnerships	Lead through differentiated technology and disciplined innovation	Expand into new growth opportunities by extending our core capabilities

Operational Excellence	Rigorous Financial Discipline	High-Performance Teams

Execute with operational excellence, quality and disciplined execution	Allocate capital with discipline to create long-term stockholder value	Build exceptional talent, leadership and culture that enable long-term success

Our Values

Letter from Our Chair
Dear Fellow Stockholders:
It is a privilege to write to you once again as Chair of WD’s Board of Directors. In our first full year as an independent, hard disk drive (“HDD”)-focused company, WD has delivered outstanding performance: strong revenue growth, significant margin expansion and accelerated free cash flow, driven by disciplined execution and surging demand for high-capacity storage in the age of AI.
A Year Focused on Execution Against Our Strategy
As AI reshapes the global technology landscape, the need to store, protect, access and scale massive volumes of data has never been greater. WD is uniquely positioned at the center of that opportunity, with deep customer relationships, a leading high-capacity HDD portfolio, a technology roadmap designed to support the next generation of cloud and AI infrastructure and a strong team of Drivers. Business momentum is building across our entire portfolio, and our management team has executed on our strategy delivering strong revenue and margins amidst exceptional demand. Our focus on leading-edge innovation has been a driver of margin expansion and recognized in our relationships with hyperscaler and enterprise customers.
As we drive durable growth, our commitment to stockholders remains central to how we operate. We continued to generate strong free cash flow throughout fiscal 2026 and returned capital to stockholders through share repurchases and quarterly dividends. We have also strengthened our balance sheet, giving us the flexibility to invest in innovation and capital-efficient growth while continuing to reward the stockholders who have placed their trust in us.
Our current business enables sharper decision-making, faster execution and stronger profitability. While WD’s significant stock price appreciation in fiscal 2026 reflects the market’s recognition of this progress, our Board remains focused on translating today’s momentum into sustained, long-term value creation.
Board Composition Matched to Our Strategic Priorities
Our Board has thoughtfully assembled the right team and skillsets to oversee execution against our long-term strategy. In May 2026, we were excited to appoint Manuvir Das, a veteran technology executive and AI infrastructure leader, to our Board. He brings deep expertise in enterprise AI, data infrastructure and cloud computing, which are increasingly critical to WD’s long-term opportunities.
We regularly evaluate Board composition and succession planning. We carefully consider the skills and experiences of both new and current directors to promote alignment with our long-term strategy, risk profile and evolving market opportunities. I am proud to serve alongside such a distinguished Board committed to driving sustainable, long-term success for our stockholders in this exciting era for WD.

Western Digital	2026 Proxy Statement

Strong Governance as a Cornerstone
Our Board is committed to maintaining the highest standards of corporate governance. As WD evolves, we continue to evaluate our corporate governance practices to foster thoughtful and comprehensive oversight. In 2026, our Board approved higher stock ownership thresholds for our Executive Leadership Team and Board effective July 2026. Throughout fiscal 2026, we continued our annual stockholder engagement program. Stockholder feedback remains a key input in our Board’s decision-making and helps ensure that our policies and practices remain aligned with investor expectations. Additionally, we remain focused on a compensation framework that supports both our immediate priorities and our long-term objectives, with a clear focus on driving stockholder value creation. Our executive compensation program is designed to attract and retain best-in-class talent, drive execution of our strategy and closely align pay outcomes with performance.
Commitment to Sustainability Leadership
We believe in leading by example and remain dedicated to operating responsibly by upholding integrity, accountability and transparency in everything we do. As AI infrastructure scales globally, we are closely overseeing material sustainability factors related to our business, such as energy demand, supply chain emissions, responsible sourcing and material use.
Our commitment to sustainability remains constant, and we are proud of our continued progress in driving measurable results.
We Ask for Your Support
We are honored to serve you, our stockholders, during this exciting chapter for WD. Fiscal 2026 has demonstrated the power of a focused company executing against a clear, durable demand opportunity. We thank you for your trust, engagement and investment. We welcome your input and ask for your support for each of the ballot items.
Sincerely,
MARTIN I. COLE
Chair of the Board

2026 Proxy Statement	Western Digital

Notice of Annual Meeting of Stockholders	Western Digital Corporation 5601 Great Oaks Parkway San Jose, California 95119

Date November 20, 2026
Location
Our annual meeting will be a completely virtual meeting of stockholders that will provide stockholders comparable rights and opportunities to participate as they would have at an in-person meeting.
To participate, vote or submit questions during the annual meeting via live webcast, please visit: www.virtualshareholdermeeting.com/WDC2026. Please see the section entitled “Additional Information — General Information About the Annual Meeting—Virtual Annual Meeting” for additional information.

Time Online check-in begins: 7:45 a.m. Pacific Time Meeting begins: 8:00 a.m. Pacific Time

Matters to be Voted on

Proposal		Board Recommendation
01	Election of the nine director nominees named in the Proxy Statement to serve until our next annual meeting of stockholders and until their respective successors are duly elected and qualified	VOTE FOR
02	Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement	VOTE FOR
03	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2027	VOTE FOR
At the meeting, we will also consider any other business that may properly come before our annual meeting and any postponements or adjournments of the meeting.
By Order of our Board of Directors,
CYNTHIA LOCK TREGILLIS
Executive Vice President, Chief Legal Officer and Secretary October 5, 2026
Important notice regarding the availability of proxy materials for our annual meeting of stockholders to be held on November 20, 2026:
On or about October 5, 2026, proxy materials for the annual meeting, including the attached Proxy Statement and our Annual Report for the fiscal year ended July 3, 2026 (the “2026 Annual Report”), are being furnished to stockholders entitled to vote at the annual meeting. The Proxy Statement and 2026 Annual Report are available on our Investor Relations website at investor.wdc.com. You can also view these materials at www.proxyvote.com by using the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials.

Voting Shares in Advance of the Meeting
Your vote is very important. Please submit your proxy as soon as possible via the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your vote will be counted regardless of whether you attend the annual meeting.

Via the Internet Visit the website listed on your notice, proxy card or voting instruction form	By Phone Call the phone number listed on your proxy card or voting instruction form	By Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided

Who Can Vote
Holders of record of shares of our common stock at the close of business on September 22, 2026 will be entitled to notice of and to vote at our annual meeting and any postponements or adjournments of the meeting.

Western Digital	2026 Proxy Statement

Disclaimers
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words, such as “may,” “will,” “could,” “would,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” and the like, or the use of future tense. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions. Examples of forward-looking statements include, but are not limited to, statements concerning our business strategy and strategic priorities, our ability to execute our strategy, our future financial performance, our plans for our corporate responsibility and sustainability program, including our emissions reduction targets, renewable energy, waste and water use goals, and our policies and reporting in the area of human rights and inclusion efforts. These forward-looking statements are based on management’s current expectations as of the date of this Proxy Statement and are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to: concentration of revenue in our Cloud end market and among our top customers; our development and introduction of products based on new technologies and expansion into new data storage markets; our dependence on a limited number of qualified suppliers; difficulties or delays in manufacturing or other supply chain disruptions; the impact of long-term agreements; product defects; hiring and retention of key employees; risks associated with strategic initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; adverse global or regional conditions, including new or additional tariffs or trade restrictions, inflation, increases in interest rates and an economic recession; volatility in demand for our products; the competitive environment, including actions by our competitors and the impact of competitive products and pricing; risks associated with our use of artificial intelligence; compromise, damage or interruption from cybersecurity incidents or other data or system security risks; our debt and other financial obligations; changes in tax laws or unanticipated tax liabilities; any decisions to reduce or discontinue paying cash dividends or repurchasing shares of our common stock; fluctuations in currency exchange rates in connection with our international operations; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; risks associated with our goals relating to sustainability matters, including our ability to meet our greenhouse gas emissions reduction and other sustainability goals; our reliance on intellectual property and other proprietary information; and other risks and uncertainties listed in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on August 14, 2026 (the “2026 Annual Report on Form 10-K”), to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we do not intend, and undertake no obligation, to update or revise these forward-looking statements to reflect new information or events, except as required by law. Furthermore, certain statements in this Proxy Statement, particularly pertaining to our sustainability performance, goals and initiatives, are subject to additional risks and uncertainties, including regarding: gathering and verification of information and related methodological considerations; our ability to implement various initiatives under expected timeframes, cost and complexity; our dependency on third parties to provide certain information and to comply with applicable laws and policies; our reference to various reporting standards and frameworks (including standards for the measurement of underlying data), which continue to evolve; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. Additionally, we may provide information herein that is not necessarily “material” under the federal securities laws for SEC reporting purposes but that is informed by various standards and frameworks (including standards for the measurement of underlying data) and the interest of various stakeholders. However, we cannot guarantee strict adherence to framework recommendations and much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change, and our disclosures based on these frameworks may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policy, or other factors, some of which may be beyond our control.
Website References
You may also access additional information about Western Digital at investor.wdc.com. References to our website throughout this Proxy Statement are provided for convenience only, and the content on our website does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement.

2026 Proxy Statement	Western Digital

Western Digital	2026 Proxy Statement

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

Proxy Summary Performance Highlights Significant Stockholder Value Creation FISCAL 2026 TOTAL STOCKHOLDER RETURN
WD	S&P 500	S&P 500 IT	NASDAQ 100

$527M Net Cash Reduced Debt for Net Cash Positive Position			$3.1B Returned to Stockholders

6	2026 Proxy Statement	Western Digital

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. We encourage you to read this entire Proxy Statement for more information about these topics prior to voting.
Voting Roadmap

Proposal 1
Election of Directors
Election of the nine director nominees named in the Proxy Statement to serve until our next annual meeting of stockholders and until their respective successors are duly elected and qualified
Our Board recommends a vote FOR each director nominee See page 11

Proposal 2 Advisory Vote on Named Executive Officer Compensation Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement	Our Board recommends a vote FOR this proposal See page 40

Proposal 3
Ratification of Appointment of Our Independent Registered Public Accounting Firm
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2027
Our Board recommends a vote FOR this proposal See page 74

Western Digital	2026 Proxy Statement	7

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

Our Director Nominees

Audit	Compensation and Talent	Governance	Executive	Committee Chair

8	2026 Proxy Statement	Western Digital

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

Board Nominee Highlights

INDEPENDENCE	TENURE	GENDER	AGE

89% Independent	8 Years Median	33% Women	62 Years Average

8 Independent 1 Non-Independent	4 <5 years 3 5-10 years 2 >10 years	3 Women 6 Men	4 <60 years 2 60-65 years 3 >65 years

Corporate Governance Highlights
Our Board of Directors is committed to maintaining the highest standards of corporate governance. Our strong corporate governance practices are intended to help promote the long-term interests of our stockholders.
Corporate Governance Best Practices
We regularly evaluate our corporate governance practices against prevailing best practices, as well as emerging and evolving topics identified through stockholder outreach, trends and developments in corporate governance.

Board Independence & Accountability		Strategic Oversight & Risk Management

●Independent Board leadership, with an independent Chair of the Board separate from our CEO
●Eight of nine director nominees are independent
●All directors are elected annually by a simple majority of votes cast
●Annual Board and committee self-evaluations
●Annual individual assessments of directors, including peer evaluations with anonymous feedback from Board colleagues
●Overboarding policy for additional public company directorships, including a lower threshold for our CEO, and an overboarding policy for our Executive Leadership Team

●Active Board oversight of strategic planning and risk management
●Board oversight of emerging technologies, including AI
●Board committee oversight of corporate responsibility, sustainability and human capital management
●Board committee oversight of political and lobbying activities and expenditures

Board Composition, Refreshment & Leadership		Stockholder Alignment & Responsible Governance

●Active Board refreshment resulting in three new independent directors being appointed in past two years
●Director retirement policy upon reaching age 75
●Women serve in key Board leadership positions as Chairs of the Audit Committee and Governance Committee
●Comprehensive and ongoing succession planning for our CEO and other key officers

●Robust year-round Board-led stockholder engagement program that informs Board decisions
●Structured stock ownership guidelines for directors and executives
●Anti-hedging, anti-pledging and clawback policies
●Annual sustainability reporting through a standalone Sustainability Report aligned with leading frameworks and standards

Western Digital	2026 Proxy Statement	9

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

Year-Round Stockholder Engagement

We have a regular and long-standing practice of maintaining dialogue with our stockholders through our Board-led stockholder engagement program. We value our stockholders’ feedback and have relied on our ongoing engagement program to solicit, identify and understand stockholder perspectives and feedback on our strategy, Board refreshment and composition, executive compensation, sustainability and other areas of investor focus. In fiscal 2026, we reached out to stockholders representing approximately 65% of shares outstanding and conducted calls with stockholders representing approximately 32% of shares outstanding, including separate discussions with both the passive and active investment teams of certain investors. Tunç Doluca, Chair of the Compensation and Talent Committee, led a majority of the engagements. Stockholder feedback is shared regularly with our Board and serves as a critical input in our Board’s deliberations and decision-making process. Please see the section entitled “Corporate Governance Matters—Stockholder Engagement” on page 28 for a description of the topics discussed and stockholder feedback during our 2026 stockholder engagement.

Corporate Responsibility and Sustainability

We incorporate sustainability into our business strategy and operations to support long-term value creation. Through environmental stewardship, stakeholder empowerment and responsible business practices, we drive sustainable data storage technologies that deliver meaningful progress toward a responsible AI infrastructure. The Governance Committee oversees our corporate responsibility and sustainability policies and programs consistent with its charter.
Environmental Stewardship. We furthered our commitment to helping protect the environment and meeting customer needs by delivering on robust environmental targets and driving innovation, accountability, and partnerships for systemic impact. In fiscal 2025, we expanded our environmental targets to include reducing direct material emissions, achieved 66% carbon-free energy across our global operations and reduced customer use-phase emissions per petabyte by 31% against our fiscal 2020 baseline. In addition, we collaborated with stakeholders to reduce environmental impacts across our ecosystem and increase circularity to reduce raw materials extraction, enabled in part by our Advanced Recovery and Rare Earth Material Capture program.
Stakeholder Empowerment. We work to empower stakeholders across our value chain, from our workforce to customers and supply chain partners to communities where we operate. In fiscal 2025, we launched a new people strategy to support Workforce of the Future in our Global Operations organizations, improved our metrics on lost time incident rate (LTIR), and engaged 100% of in-scope suppliers for material sustainability issues.
Responsible Business. In fiscal 2025, we implemented an AI Policy, committing to responsible, ethical and secure development, deployment and usage of AI, and achieved a 100% completion rate for our annual online ethics and compliance training. In fiscal 2026, we were named one of the World’s Most Ethical Companies by Ethisphere for the eighth year in a row.
Our 2025 Sustainability Report is located on our Corporate Responsibility page at www.westerndigital.com. Information included in our 2025 Sustainability Report and on our website, other than this Proxy Statement, is not incorporated by reference into, and is not a part of, this Proxy Statement. For more information, please refer to the section entitled “Corporate Governance Matters—Corporate Responsibility and Sustainability” on page 25.

Forbes	Ethisphere	Carbon Disclosure Project (CDP)	MSCI	Sustainalytics	Newsweek

10	2026 Proxy Statement	Western Digital

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A
Corporate Governance Matters

PROPOSAL 1
ELECTION OF DIRECTORS
We are asking our stockholders to elect nine directors to our Board of Directors at the 2026 annual meeting of stockholders. Defining attributes of our Board include:
●All directors are elected annually by a simple majority of votes cast
●Active Board refreshment resulting in three new independent directors being appointed in the past two years
●Independent Board leadership, with an independent Chair of the Board separate from our CEO
●Skills and experience of directors aligned to business strategy and key areas of risk oversight
●Eight of nine director nominees are independent
Our Board of Directors recommends a vote FOR each of the nine director nominees named in this Proxy Statement

Our Board of Directors is presenting nine nominees for election as directors at our 2026 annual meeting of stockholders (“Annual Meeting”). Each of the nominees is currently a member of our Board and, other than Mr. Das, who joined our Board in May 2026, was elected to our Board by our stockholders at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Each director elected at the Annual Meeting will serve until our 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until a successor is duly elected and qualified or until the director’s earlier resignation.
Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee is unable or unwilling for good cause to stand for election or serve as a director if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board of Directors, or our Board may choose to reduce its size.
Vote Required for Approval
Each director nominee will be elected as a director if the nominee receives the affirmative vote of a majority of the votes cast with respect to his or her election (in other words, the number of votes “FOR” a director must exceed the number of votes cast “AGAINST” that director). You may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Proxies received by our Board of Directors will be voted FOR each director nominee unless specified otherwise.
Under our Bylaws, any incumbent director who fails to be elected must offer to tender his or her resignation to our Board. If the director conditions his or her resignation on acceptance by our Board, the Governance Committee will then make a recommendation to our Board on whether to accept or reject the resignation or whether other action should be taken. Our Board will act on the resignation and publicly disclose and explain its decision within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in our Board’s or the committee’s decision.

Western Digital	2026 Proxy Statement	11

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A
Nominees for Election
Below is information about the experience and other key qualifications and attributes of each of our Board’s nine director nominees.

KIMBERLY E. ALEXY, 56 INDEPENDENT Director Since: November 2018 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●From her more than 25 years of experience in capital markets, corporate finance and investments across several financial institutions, Ms. Alexy brings to our Board deep expertise in finance and first-hand transaction experience.
●Ms. Alexy also contributes her specialized knowledge of cybersecurity issues, which includes a CERT Certificate in Cybersecurity Oversight for corporate directors issued by the CERT Division of the Software Engineering Institute (SEI) at Carnegie Mellon University, strengthening our Board’s risk oversight function.
●Additionally, Ms. Alexy has a CFA designation, and her financial skills and prior experience qualify her as an “audit committee financial expert” under SEC rules. Her previous service on numerous public company boards of directors, including as chair of audit or governance committees, provides our Board with valuable insights and perspectives and has been instrumental in Ms. Alexy’s leadership in overseeing our enterprise risk management program as Chair of the Audit Committee.

CAREER HIGHLIGHTS
Alexy Capital Management, a private investment fund
●Founder and principal (2005-Present)
Prudential Securities
●Senior vice president and managing director (1998-2003)
Lehman Brothers
●Vice president of equity research (1995-1998)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●Netskope, Inc.	Past Five Years ●Sandisk Corporation ●Five9, Inc. ●Mandiant, Inc. ●Alteryx, Inc.

MARTIN I. COLE, 70 INDEPENDENT CHAIR OF THE BOARD Director Since: December 2014 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Mr. Cole has over 40 years of experience as a former executive, CEO and public company board member across a variety of business sectors and geographies, providing deep insights to our Board on long-term strategic planning, technology innovation and corporate governance.
●In February 2025, Mr. Cole was appointed as our Chair of the Board given his track record of oversight, critical decision-making and extensive stockholder engagement and responsiveness.
●Through his roles at Accenture plc and Cloudera, Mr. Cole has demonstrated a track record and understanding of how to build and lead successful global businesses through increasingly competitive technology environments.
●Mr. Cole also serves as the chairman, non-executive and non-independent director of the board of directors of Sagility India Limited, a U.S.-focused healthcare services provider driven with technology, bringing insights into the adoption of AI and data management across large-scale global operations. Sagility India Limited is a public company with its securities listed for trading in India.

CAREER HIGHLIGHTS
3i Group plc, a private equity firm
●Senior adviser (2017-February 2025)
Cloudera, Inc.
●Interim CEO (2019-2020)
Accenture plc
●Chief executive – technology (2012-2014)
●Chief executive – communications, media and technology group (2006-2012)
●Chief executive – government operating group (2004-2006)
●Managing partner, outsourcing and infrastructure group (2002-2004)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●The Western Union Company	Past Five Years ●None

Audit	Compensation and Talent	Governance	Executive	Committee Chair

12	2026 Proxy Statement	Western Digital

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

MANUVIR DAS, 56 INDEPENDENT Director Since: May 2026 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●As the former Head of Enterprise Computing at NVIDIA, Mr. Das brings extensive senior leadership experience in enterprise AI strategy to our Board. At NVIDIA, he worked to make AI more accessible and production-ready for enterprise customers worldwide, contributing to our Board's role in guiding our AI and technology strategies.
●Mr. Das has a track record of building and scaling data infrastructure businesses, having led Dell EMC's unstructured data storage business and having spent a decade at Microsoft as an original engineering leader behind the development of Microsoft Azure.
●Through his role as an Operating Partner in the Digital Infrastructure group at Stonepeak Partners LP, Mr. Das brings a current investment and operating perspective on digital infrastructure, complementing our Board's oversight of capital allocation and long-term strategy in a rapidly evolving AI-driven market.

CAREER HIGHLIGHTS
Stonepeak Partners LP, a private equity firm
●Operating partner, digital infrastructure (April 2025-Present)
NVIDIA
●VP, enterprise computing (2019-October 2024)
Dell EMC
●Senior vice president of product engineering, unstructured data storage (2018-2019)
●Senior vice president & general manager, unstructured data storage (2017-2018)
●Senior vice president & general manager, advanced software division (2012-2017)
Microsoft Corporation
●General manager (2002-2012)
●Various positions (1998-2002)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●None	Past Five Years ●None

TUNÇ DOLUCA, 68 INDEPENDENT Director Since: August 2018 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Mr. Doluca brings to our Board 40 years of executive leadership and technical experience in the semiconductor industry, which provides our Board with valuable perspectives directly relevant to our business, our products and the markets in which we operate.
●As a seasoned CEO and previous director of large public technology companies, Mr. Doluca has contributed extensively to our Board’s oversight of corporate strategy, financial management, compensation, operations, marketing and research and development.
●Mr. Doluca has a range of experience across compensation and human capital matters, and, as the Chair of the Compensation and Talent Committee, has helped guide the development of our compensation programs and people policies and programs, including those critical to successfully executing the separation of our flash business.

CAREER HIGHLIGHTS
Maxim Integrated Products, Inc. (acquired by Analog Devices, Inc. in August 2021), an integrated circuits manufacturing company
●President and CEO (2007-August 2021)
●Group president (2005-2007)
●Senior vice president (2004-2005)
●Vice president (1994-2004)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●None	Past Five Years ●Analog Devices, Inc.

Audit	Compensation and Talent	Governance	Executive	Committee Chair

Western Digital	2026 Proxy Statement	13

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A

BRUCE E. KIDDOO, 65 INDEPENDENT Director Since: February 2025 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Mr. Kiddoo brings to our Board 35 years of financial and management experience in the semiconductor industry, which provides our Board with key insights directly related to our industry, technology innovation, capital planning and long-term strategy.
●Through his extensive work with public company boards as chief financial officer of Maxim Integrated Products and Broadcom, Mr. Kiddoo is skilled at driving transformational business changes and designing innovative capital structure programs.
●Mr. Kiddoo has a range of experience across audit and corporate governance matters, and, as a member of the Audit and Governance Committees, has played a key role in overseeing financial reporting processes and enhancing board governance practices.
●Mr. Kiddoo also contributes his specialized knowledge of cybersecurity issues, which includes CERT Certification in Cybersecurity Oversight for corporate directors from Carnegie Mellon SEI. Additionally, Mr. Kiddoo’s financial skills and prior experience qualify him as an “audit committee financial expert” under SEC rules.

CAREER HIGHLIGHTS
Maxim Integrated Products, Inc.
●Chief financial officer (2008-2019)
●Vice president (2007-2008)
Broadcom Corporation
●Acting chief financial officer (2006-2007)
●Various positions, (1999-2006)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●ON Semiconductor Corporation	Past Five Years ●None

MATTHEW E. MASSENGILL, 65 INDEPENDENT Director Since: January 2000 Committees: None
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Mr. Massengill brings over 30 years of executive management and leadership experience, including as Western Digital’s former CEO, President and COO, and former Chair of the Board, which has been instrumental to our Board’s role in overseeing achievement of our strategic objectives and risk management.
●In addition to his deep understanding of our operations, Mr. Massengill also has extensive background in various aspects of the global technology market and brings valuable insight into identification and mitigation of key risks faced by technology companies.
●His prior service on other public company boards has enabled Mr. Massengill to contribute an informed perspective to our Board’s deliberations and its oversight of management.
CAREER HIGHLIGHTS Western Digital Corporation ●Chair of the Board (2015-February 2025 and 2001-2007) ●CEO (2000-2005) ●President (2000-2002) ●Chief Operating Officer (1999-2000)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●None	Past Five Years ●Sandisk Corporation

Audit	Compensation and Talent	Governance	Executive	Committee Chair

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ROXANNE OULMAN, 55 INDEPENDENT Director Since: February 2025 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Ms. Oulman brings extensive executive leadership experience as a former chief financial officer and finance executive at several companies.
●In her roles at Medallia, CallidusCloud and Thoratec, Ms. Oulman led high-growth financial strategies that drove innovation and guided successful corporate transitions that directly relate to our current strategy.
●As a former audit committee chair and current audit committee member, Ms. Oulman brings valuable experience to our Board’s review of capital allocation discipline, cost structure and working capital.
●Ms. Oulman’s financial skills and prior experience qualify her as an “audit committee financial expert” under SEC rules.

CAREER HIGHLIGHTS
Medallia, Inc., a customer experience management company
●Chief financial officer (2018-June 2022)
CallidusCloud
●Chief financial officer (2016-2018)
Thoratec Corporation
●Interim chief financial officer (2011-2013)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●Klaviyo, Inc.	Past Five Years ●CalAmp Corp.

STEPHANIE A. STREETER, 69 INDEPENDENT Director Since: November 2018 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●As the former CEO of two global companies, Ms. Streeter brings our Board extensive senior executive leadership experience overseeing companies with manufacturing and operations across the globe, contributing crucially to our Board’s role in guiding business and marketing strategies.
●Ms. Streeter has a track record of driving growth for consumer products and supply chain management companies, contributing to our Board’s thoughtful consideration of our diverse stakeholders. Ms. Streeter has served on several public company boards of directors, with substantial governance experience as a director and former governance committee member of public companies such as Goodyear and Kohl’s.
●As Chair of the Governance Committee, Ms. Streeter has also helped lead our recent Board refreshment efforts and the oversight of our robust corporate responsibility practices and disclosures.
CAREER HIGHLIGHTS Libbey Inc. ●CEO (2011-2016) U.S. Olympic Committee ●Acting CEO (2009-2010) ●Board member (2004-2009) Banta Corporation ●President and CEO (2001-2007)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●None	Past Five Years ●Kohl’s Corporation ●Goodyear Tire & Rubber Company

Audit	Compensation and Talent	Governance	Executive	Committee Chair

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IRVING TAN, 56 CHIEF EXECUTIVE OFFICER Director Since: February 2025 Committees:
SKILLS & EXPERIENCE SUPPORTING BOARD NOMINATION
●Mr. Tan brings decades of experience in sales and global operations, market transitions, and customer and government dynamics. His strong track record leading high-performing teams makes him an invaluable leader for Western Digital’s next stage of growth.
●Mr. Tan’s extensive expertise in digitalization and innovation, and in developing and implementing a global operating strategy, is critical to our Board as it oversees our innovation efforts.
●Mr. Tan's engineering and MBA background, along with his experience advising governments and industry partners, brings a valuable global strategic perspective to complex business challenges.
●Through his current service as chairman of the board of directors of SATS Ltd. (Singapore Airport Terminal Services), and his prior board service at Stanley Black & Decker, Inc., Mr. Tan brings valuable insights into international business governance and diverse industry perspectives. SATS Ltd. is a public company with its securities listed for trading in Singapore.
●Additionally, Mr. Tan’s deep knowledge of U.S. and Asian operations and markets is critical to capture significant growth opportunities.

CAREER HIGHLIGHTS
Western Digital Corporation
●CEO (February 2025-Present)
●Executive Vice President, Global Operations (March 2022-February 2025)
Cisco, a technology conglomerate
●Chair of Asia-Pacific Japan & China (January 2021-February 2022)
●Chief of operations (2019-January 2021)
●Various positions (2011-2019)

OTHER U.S. LISTED PUBLIC COMPANY BOARDS

	Current ●None	Past Five Years ●Stanley Black & Decker, Inc.

Audit	Compensation and Talent	Governance	Executive	Committee Chair

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Director Nominee Skills and Experience
Our Board of Directors believes our nominees’ mix and breadth of experience, qualifications, attributes, tenure and skills strengthen our Board’s independent leadership and effective oversight of management.

INDEPENDENCE	TENURE	GENDER	AGE

89% Independent	8 Years Median	33% Women	62 Years Average

8 Independent 1 Non-Independent	4 <5 years 3 5-10 years 2 >10 years	3 Women 6 Men	4 <60 years 2 60-65 years 3 >65 years

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DIRECTOR NOMINEE SKILLS, EXPERIENCE AND BACKGROUNDS

EXECUTIVE
DATA INFRASTRUCTURE	●	●	●	●	●	●	●	●	●
STRATEGIC TRANSACTIONS	●	●	●	●	●	●	●	●	●
MANUFACTURING	●	●	●	●	●	●	●	●	●
OPERATIONS AND INFRASTRUCTURE	●	●	●	●	●	●	●	●	●
TECHNOLOGY/INNOVATION	●	●	●	●	●	●	●	●	●
ARTIFICIAL INTELLIGENCE/MACHINE LEARNING	●	●	●	●	●	●	●	●	●
GLOBAL	●	●	●	●	●	●	●	●	●
FINANCE AND ACCOUNTING	●	●	●	●	●	●	●	●	●
CYBERSECURITY	●	●	●	●	●	●	●	●	●
RISK MANAGEMENT	●	●	●	●	●	●	●	●	●
CORPORATE ENVIRONMENTAL, SUSTAINABILITY AND CLIMATE	●	●	●	●	●	●	●	●	●
CORPORATE SOCIAL RESPONSIBILITY	●	●	●	●	●	●	●	●	●
HUMAN CAPITAL MANAGEMENT	●	●	●	●	●	●	●	●	●

●	Indicates expertise derived from direct and hands-on experience or direct managerial experience with the subject matter during his/her career

●
Indicates experience derived through: (i) board or relevant committee membership at our company or another public company; (ii) executive leadership or board membership of a public company in the relevant industry; or (iii) consulting, investment banking, private equity investing or legal experience

IN FISCAL 2026, OUR BOARD CONDUCTED A RIGOROUS DIRECTOR ASSESSMENT AS PART OF OUR ONGOING BOARD EVALUATION AND REFRESHMENT PROCESSES TO PROMOTE ALIGNMENT OF BOARD SKILLS WITH OUR EVOLVING BUSINESS NEEDS AND SUPPORT EFFECTIVE OVERSIGHT OF OUR LONG-TERM STRATEGY.

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DESCRIPTION OF SKILLS, EXPERIENCE AND BACKGROUNDS
The skills, experience and backgrounds that we value for our Board align with our purpose to be the world’s iconic data storage company. The table below provides an overview of the collective skills of our Board nominees and why each is essential to the oversight and successful execution of our strategy and purpose.

DESIRED SKILL, EXPERIENCE OR BACKGROUND	DIRECTOR QUALIFICATIONS	ALIGNMENT TO OUR STRATEGY AND BUSINESS PURPOSE

EXECUTIVE	Experience in executive-level positions	Our scale and complexity benefit from insights gained from executive-level experience and a practical understanding of complex organizations, strategic planning, governance, operations, talent development and risk management

DATA INFRASTRUCTURE	Experience in data infrastructure, including related software, hardware and data centers, storage, protection and management	Our mission to unlock the potential of data by harnessing the possibility to use it is based on a comprehensive understanding of the challenges and opportunities our business faces with respect to data infrastructure

STRATEGIC TRANSACTIONS	Experience leading a company through a large transition, transformation, integration, merger or acquisition	Our strategic ventures have been key to our successes in our rapidly evolving industry, and transactional experience helps us identify and capitalize on strategic opportunities that unlock long-term value for our stockholders

MANUFACTURING	Experience with sophisticated, large-scale manufacturing	Our business relies on complex distribution and supply chains, as well as smoothly operating manufacturing facilities globally

OPERATIONS AND INFRASTRUCTURE	Experience with complex, global operations	Our path to advancing operational excellence and thriving in evolving market conditions is guided by insights in operational efficiencies and risk mitigation

TECHNOLOGY/INNOVATION	Experience in researching, developing or designing leading-edge technologies	Our efforts to drive continued growth through innovation across our entire portfolio of products begin with a vision to pioneer new horizons

ARTIFICIAL INTELLIGENCE/MACHINE LEARNING	Experience in developing, deploying or overseeing artificial intelligence and machine learning technologies	Our strategy to unlock data’s full potential depends on AI-driven data needs, and board-level insights enable us to seize emerging opportunities and mitigate key risks

GLOBAL	Experience with businesses with substantial international operations	Our global scale requires critical business and cultural perspectives that help us understand the strategic opportunities and risks relating to our business worldwide

FINANCE AND ACCOUNTING	Experience overseeing accounting and financial reporting	Our position as a large public company necessitates robust financial management and accurate disclosure, including our Board’s oversight of our financial reporting process and internal controls

CYBERSECURITY	Experience understanding and managing information technology and cybersecurity threats	Our business and industry are targets of cybersecurity attacks and the safeguarding of our assets depends on our Board’s ability to oversee company efforts to identify and mitigate these risks

RISK MANAGEMENT	Experience in assessing and managing enterprise risks
Our management of enterprise risks largely depends on our ability to detect, evaluate and control those risks, and skilled oversight by our Board promotes our compliance with legal obligations and overall long-term success

CORPORATE ENVIRONMENTAL, SUSTAINABILITY AND CLIMATE	Experience in assessing environmental, sustainability and climate-related risks	Our efforts to address risks related to climate changes, and drive long-term value for our stockholders, are driven by our corporate sustainability policies and programs overseen by our Board

CORPORATE SOCIAL RESPONSIBILITY	Experience in promoting and upholding human rights standards and responsible corporate citizenship	Our business and customer base necessitates our commitment to human rights and responsible corporate citizenship

HUMAN CAPITAL MANAGEMENT	Experience in human capital management in large organizations	Our most valuable assets are our talented and global workforce, and our Board oversees our talent attraction, development and retention programs

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Director Independence
Our Board of Directors has reviewed and discussed information provided by the directors and our company regarding each director’s business and personal activities, as well as those of the director’s immediate family members, as they may relate to our company or our management. The purpose of this review is to determine whether there are any transactions or relationships that would be inconsistent with a determination that a director is independent under the listing standards of the Nasdaq Stock Market. Based on its review, our Board has affirmatively determined that, except for serving as a member of our Board, none of our current non-employee directors (Messrs. Cole, Das, Doluca, Kiddoo or Massengill, or Mses. Alexy, Oulman or Streeter) has any relationship that, in the opinion of our Board, would interfere with such director’s exercise of independent judgment in carrying out his or her responsibilities as a director, and that each such director qualifies as “independent” as defined by the listing standards of the Nasdaq Stock Market. Mr. Tan is currently a full-time, executive-level employee of our company and, therefore, is not “independent” as defined by the listing standards of the Nasdaq Stock Market.
Director Meeting Attendance
During fiscal 2026, our Board of Directors met eight times. Each of the directors who served during fiscal 2026 attended 75% or more of the aggregate number of Board meetings and meetings of the Board committees on which he or she served during fiscal 2026, with the exception of Mr. Das, who was appointed to our Board on May 26, 2026. Mr. Das attended two of the three Board and committee meetings held during his period of service in fiscal 2026. The one meeting he did not attend was a previously scheduled Audit Committee meeting held the day following his appointment.
Our Board strongly encourages each director to attend our annual meeting of stockholders. All directors standing for election at our 2025 Annual Meeting attended the meeting.
STRONG DIRECTOR ENGAGEMENT
The average director attendance at fiscal 2026 Board and committee meetings for directors standing for election at the Annual Meeting was as follows:

94% BOARD	97% AUDIT	100% COMPENSATION AND TALENT	88% GOVERNANCE

Our Board and committee meeting aggregate average attendance by such directors in fiscal 2026 was 96%.

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Director Nominations and Board Refreshment
Key Director Criteria
The Governance Committee has adopted a policy regarding critical factors to be considered in selecting director nominees, which include: the nominee’s personal and professional ethics, integrity and values; the nominee’s intellect, judgment, foresight, skills, experience and achievements, all of which are viewed in the context of the overall composition of our Board of Directors; the absence of any conflict of interest or legal impediment to, or restriction on, the nominee serving as a director; having a majority of independent directors on our Board; and representation of the long-term interests of our stockholders as a whole and a diversity of backgrounds and expertise, which are most needed and beneficial to our Board and our company.
Our approach to Board composition focuses on strong qualifications and diverse perspectives to create effective oversight. By evaluating a broad slate of well-qualified candidates, we aim to build a high-performing Board that brings both excellence and a range of viewpoints to the boardroom. The Governance Committee considers the skills, expertise, experience, tenure, age, gender, backgrounds and other personal characteristics of current and prospective directors to enable us to have a broad range of perspectives represented on our Board to effectively perform its governance role and oversee the execution of our strategy.
As further detailed below, the Governance Committee annually evaluates the size and composition of our Board and assesses whether the composition appropriately aligns with our evolving business and strategic needs. Through this process, our Board, upon the recommendation of the committee, develops a list of qualifications, skills and attributes sought in director candidates. Specific director criteria evolve over time to reflect our strategic and business needs and the changing composition of our Board.
Director Nomination Process

ASSESS
Our Board of Directors, led by the Governance Committee, evaluates the size and composition of our Board at least annually, considering the evolving skills, perspectives and experience needed on our Board to perform its governance and oversight role as our business transforms and the underlying risks change over time. Among other factors, the committee considers our strategy and needs, as well as our directors’ skills, expertise, experience, tenure, age and backgrounds. After assessing these factors, our Board develops criteria for potential candidates to be additive and complementary to the overall composition of our Board. Specific director criteria evolve over time to reflect our strategic and business needs and the changing composition of our Board.

IDENTIFY
The Governance Committee is authorized to use any methods it deems appropriate for identifying candidates for membership on our Board of Directors, including considering recommendations from incumbent directors, management or stockholders and engaging the services of outside search firms to identify suitable potential director candidates. In fiscal 2026, Mr. Das was appointed to the Board. Mr. Das was recommended by the Governance Committee after an extensive search was conducted by an independent third-party search firm, and numerous candidates were considered and interviewed.

EVALUATE
The Governance Committee has established a process for evaluating director candidates that it follows regardless of who recommends a candidate for consideration. Through this process, the committee considers a candidate’s skills, experience, outside commitments, including service on other public company boards, and other available information regarding each candidate. For incumbent director candidates, this process includes consideration of the results of the annual Board and committee evaluations. See the section entitled “Corporate Governance Matters—Board Processes and Policies—Board and Committee Evaluations” below. Following the evaluation, the committee recommends nominees to our Board.

NOMINATE
Our Board of Directors considers the Governance Committee’s recommended nominees, analyzes their independence and qualifications and selects nominees to be presented to our stockholders for election to our Board.

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Stockholder Recommendations of Director Candidates
The Governance Committee has established a process for stockholders to recommend director candidates for consideration to be a nominee for election to our Board, as follows:

Prepare a written notice Send a written recommendation to our Secretary at our principal executive offices
Candidate joins the pool
If the committee determines that the candidate is suitable, the candidate is included in the pool of candidates considered for nomination for the next Board vacancy or annual meeting

Include key information
●Stockholder name and address
●Class and number of shares owned by stockholder and proof of ownership
●Candidate name, age, business experience (5+ years) and personal and business addresses
●Candidate’s occupation and class and number of shares of stock owned
●Any arrangements or understandings related to the recommendation
●Candidate consent to serve if elected
Committee reviews the candidate The committee reviews the candidate using the same standards applied to all other director candidates

Meet the deadline For the next annual meeting, submit the recommendation by June 1 of that year

Committee may ask for more The committee may request additional information to evaluate eligibility

IMPORTANT NOTE

A recommendation does not guarantee nomination or election.

Board Refreshment
Our Board of Directors believes that periodic refreshment can bring valuable experience and fresh perspectives and is most effective when balanced with continuity to preserve institutional knowledge and company-specific expertise. Our Board seeks to achieve this balance through its director succession planning process and the director retirement policy described below. Our Board also utilizes the annual Board and individual director assessment process discussed below under “Corporate Governance Matters—Board Processes and Policies—Board and Committee Evaluations” to help inform its assessment of our Board’s composition and Board refreshment needs.
As part of our ongoing refreshment process, our Board regularly evaluates its composition to seek to align directors’ skills with our evolving business needs and support effective oversight. In applying this approach, our Board undergoes a thoughtful and deliberate process to assemble a balanced mix of skills, experience and diverse perspectives aligned with our company’s new strategic direction and evolving oversight priorities. Our Board added one new independent director, Mr. Das, to our Board in 2026. Mr. Das’s track record of driving innovation across some of the world’s leading AI, cloud and enterprise infrastructure companies supports our long-term strategy. As part of this thoughtful, ongoing approach, our Board refreshment process has resulted in three new independent directors being appointed in the past two years.

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Succession Planning
Our Board of Directors is focused on ensuring that it has members with a variety of skills, expertise, experience, tenure, age and backgrounds because a broad and complementary range of perspectives is critical to effective corporate governance and oversight of the execution of our strategy. The Governance Committee’s long-range succession plan not only helps to identify and recruit new directors but also ensures a smooth transition when succession needs arise. The committee also plans for the orderly succession of our Chairs of the Board committees. Over the last two years, our Board has continued to execute its long-range succession planning strategy, resulting in the appointment of three new independent directors, a new Chair of the Board and a new Chair of the Compensation and Talent Committee, while maintaining a strong focus on aligning Board composition with our evolving strategic priorities.
Retirement Policy
To help facilitate the periodic refreshment of our Board of Directors, our Corporate Governance Guidelines provide that no director shall be nominated for re-election after the director has reached the age of 75.
Director Orientation and Education
All incoming directors participate in a director orientation program. The orientation includes in-person meetings with, and presentations by, the executive team and senior management on key topics, such as business and operations, technology, cybersecurity, governance policies and practices, finance, accounting and audit matters, enterprise risk management and our ethics and compliance program. We tailor the orientation to best meet the needs of each incoming director and solicit feedback from directors who completed the orientation to continuously improve the program. New Board members typically visit our facilities to enhance their understanding of our business and operations. When directors accept new or additional responsibilities on our Board or on committees, they are provided with additional orientation and educational opportunities on relevant topics.
Because our Board believes that ongoing director education is vital to the ability of directors to fulfill their responsibilities, we invite external subject matter experts to present to our Board throughout the year on emerging and evolving issues that may impact our long-term business strategy. The Governance Committee is involved in selecting the topics, which have included AI, geopolitical environment, macroeconomic outlook, industry trends and cybersecurity. We also encourage directors to participate in continuing director education programs, at our expense, and provide a list of external learning opportunities.
Board’s Role and Responsibilities
Risk Oversight and Compensation Risk Assessment
Board’s Role in Risk Oversight
Our management team is charged with managing risk and bringing to our Board of Directors’ attention all material risk exposures to our company. Our Board is responsible for overseeing the risk management process and exercises this risk oversight through both our full Board and its committees as further detailed below.
Our enterprise risk management (“ERM”) process is designed to facilitate the identification, assessment, management, reporting and monitoring of material risks our company may face over the short and long term and assure regular communication with our Board and its committees regarding these risks. Key risks are raised by management to the Audit Committee and the full Board. At least annually, our chief audit executive, who manages the day-to-day activities of our ERM program, reports to our Board on enterprise risk assessment under our ERM program, providing updates on key risks, status of mitigation efforts and residual risk trends. Our Board consults with outside advisors and members of management, including those involved in ERM, and has access to and periodically meets with outside advisors to help monitor trends, identify potential threats and assess our company’s risk environment. Risk areas identified in the ERM process help inform how we present the risks facing our company in the “Risk Factors” section of our 2026 Annual Report on Form 10-K, which is also reviewed with the Audit Committee.

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The independence of our Board and its leadership structure strengthen our Board’s ability to oversee risk. Through the authority of our independent Chair to set Board agendas and to call and preside over Board meetings and executive sessions of the independent directors (as described under “Corporate Governance Matters—Board Structure—Board Leadership Structure” below), our leadership framework provides effective mechanisms to support our Board’s oversight responsibilities. These include requiring management to report on specific risk exposures and, when appropriate, requesting additional information or directing alternative actions in response to management’s recommendations on risk matters.

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BOARD OF DIRECTORS
Our Board meets periodically with our chief audit executive to review our overall ERM program and policies. Throughout the year, our Board receives updates on specific risks (including emerging risks such as those posed by AI) and mitigating measures during its review of our strategy and business plan, and through reports to our Board by its respective committees and senior members of management.
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	AUDIT COMMITTEE	COMPENSATION AND TALENT COMMITTEE	GOVERNANCE COMMITTEE

●Oversees ERM, internal audit and internal controls processes and policies and our chief audit executive
●Oversees the following risk topics:
●Financial reporting, accounting, internal controls, fraud and capital structure
●Cybersecurity
●Legal and regulatory compliance, including our Ethics and Compliance program, as well as requirements and controls and procedures related to public disclosure of corporate responsibility and sustainability topics
●Tax and transfer pricing matters
●General business risks

Oversees the following risk topics:
●Compensation programs, policies and practices
●Equity and other incentive plans
●People programs, policies and practices, including talent attraction, engagement and retention and inclusion
●CEO succession planning and senior leadership development

Oversees the following risk topics:
●Board and committee composition, including Board leadership structure
●Director succession planning
●Corporate governance policies and practices
●AI governance framework
●Corporate responsibility and sustainability policies and programs, including related to human rights, environmental and climate change
●Corporate political and lobbying activities and expenditures

~

MANAGEMENT
Each of our functional area heads, with assistance from their staff, works with our internal audit function to identify risks that could affect achievement of business strategies or objectives and to develop risk mitigation measures, contingency plans and a consolidated risk profile that is reviewed and discussed with our CEO and CFO before presentation to the Audit Committee. On a regular basis, our internal audit function reviews with senior management and the Audit Committee the risk profile and action plan progress, which are also made available to our Board. Our chief audit executive also develops a risk-based internal audit plan utilizing the ERM consolidated risk profile.

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Compensation Risk Assessment
Consistent with SEC disclosure requirements, we reviewed our fiscal 2026 compensation policies and practices to determine whether they encourage excessive risk taking. We concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our company.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Policy governing the purchase, sale or other dispositions of our securities by members of our Board, officers and employees of our company and its subsidiaries. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Our Insider Trading Policy is filed as Exhibit 19.1 to our 2026 Annual Report on Form 10-K. Because our Insider Trading Policy is designed to address transactions in our company’s securities by our directors, officers and employees, our Insider Trading Policy does not govern purchases of our securities by our company.
Corporate Responsibility and Sustainability
We believe responsible and sustainable business practices support our long-term success as a company. Through environmental stewardship, stakeholder empowerment and responsible business practices, we drive sustainable data storage technologies. These practices help keep our communities and our environment vibrant and healthy. They also lead us to more efficient and resilient business operations, help us meet our customers’ efficiency targets, reduce risks of misconduct and legal liability, enhance the reliability of our supply chain and improve the health, well-being, engagement and productivity of our employees. We believe that being an industry leader is not just about having talented employees or innovative products. It is also about doing business the right way, every day. That is why our commitment to corporate responsibility is deeply embedded in all aspects of our business. We earned a CDP (Carbon Disclosure Project) A‑ Leadership level rating for climate in 2025 and were included in the 2026 S&P Dow Jones Best‑in‑Class Index North America, demonstrating our leading practices and trusted disclosures across environmental, social and governance pillars.
Oversight by Our Board of Directors
Our Board of Directors is focused on setting the tone for sound corporate responsibility in all aspects of our business. The Governance Committee is responsible for assisting our Board in overseeing the development and maintenance of our corporate responsibility and sustainability policies, practices and programs, including our public sustainability reporting. The committee has specific responsibility for periodically reviewing our policies and practices related to human rights, environmental and climate change, political and lobbying activities and other topics designated by our Board from time to time. The committee receives updates from our sustainability group and management regularly, including progress towards our sustainability initiatives or established targets or goals, and reviews trends, priorities and implementation of new sustainability initiatives.
The Audit Committee is responsible for reviewing the implementation of legal or regulatory requirements regarding public disclosure of topics covered by our corporate responsibility and sustainability programs and management’s controls and procedures with respect to these disclosures. The committee also oversees our ERM process, which incorporates climate-related risk identification, assessment and management.
In addition, the Compensation and Talent Committee periodically reviews our human capital management policies and programs, including those focusing on talent attraction, engagement and retention, inclusion, rewards and other topics as may be designated by our Board from time to time.

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2025 Sustainability Report
Our 2025 Sustainability Report is located on our Corporate Responsibility–Overview page at www.westerndigital.com. The topics covered were selected based on a detailed materiality assessment conducted in partnership with a third party, which incorporated input from key stakeholders, research, as well as our strategic priorities. The report was informed by the Global Reporting Initiative Standards, the Sustainability Accounting Standards Board Standards, the United Nations Sustainable Development Goals and the Task Force on Climate-Related Financial Disclosures framework. Below are highlights from our 2025 Sustainability Report (which covers our fiscal year ended June 27, 2025) and other recent updates:

New Environmental Targets	Energy and Emissions	Circularity

We expanded our environmental targets to reflect our renewed focus as an HDD data storage company.
●New operational targets: 100% carbon-free energy, 20% lower water withdrawals (vs. fiscal 2022), and 95% of waste diversion away from landfill, in each case by fiscal 2030.
●New value chain targets: 20% reduction in upstream materials emissions (vs. fiscal 2024), 43% recycled product content, and 72% recycled packaging for enterprise HDDs, in each case by fiscal 2030.

We continued to make meaningful progress against our science-based emissions reduction target.
●Achieved a 55% reduction in our combined Scope 1 and 2 emissions, versus our fiscal 2020 baseline.
●Achieved 66% carbon-free energy to power our global operations.
●Reduced emissions by 31% per petabyte from customers’ use of sold products from a fiscal 2020 base year.
●Continued to link progress against our emissions reduction goal into executive compensation metrics, reinforcing accountability.

We placed a strong focus on product life cycle impact and intensified our circularity efforts.
●Spearheaded an Advanced Recovery and Rare Earth Material Capture program that captured
90% of rare earth minerals from waste processed in the program’s pilot phase.
●Achieved 36-38% recycled content in enterprise HDD products.
●Achieved 74% recycled content in packaging for enterprise HDDs.

Inclusion	Stakeholder Empowerment	Responsible Business

We strive to create an environment where all employees can do their best work and cultivate an inclusive environment where every individual feels valued, respected and appreciated. To support this commitment, we:
●Use employee focus groups and surveys to shape programs and identify opportunities
●Conduct periodic pay equity assessments to promote equal pay for equal work
●Perform periodic living wage analyses and adjust pay where needed

We work to empower stakeholders across our value chain, from our workforce to customers and supply chain partners to communities where we operate.
●We launched a new people strategy to support Workforce of the Future in our Global Operations organization.
●We improved our metrics on lost time incident rate.
●We implemented policies and programs designed to uphold human rights and mitigate risks of compulsory and forced labor within our operations and supply chain.
●We engaged 100% of in-scope suppliers for material sustainability issues, including decarbonization, human rights and responsible minerals.

As a global company operating across a wide range of geographies, we uphold integrity, accountability and transparency in everything we do. As evidence of this, we:
●Implemented an AI Policy, committing to responsible, ethical and secure development, deployment and usage of AI
●Named one of the World’s Most Ethical Companies in 2025 by Ethisphere, for the seventh year in a row
●Achieved 100% completion rate for our annual ethics & compliance training for employees
●Assessed 100% of our operations for corruption-related risks

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Our People Strategy
Our people strategy supports our vision of unleashing the power and value of data and our mission to be the market leader in data storage through thoughtful offerings and practices that aim to attract, develop and engage talent. At the end of fiscal 2026, we employed approximately 40,000 people worldwide across 24 countries with approximately 88% of our people in Asia Pacific, 11% in the Americas and less than 1% in Europe, the Middle East and Africa. In support of our global operations, our people strategy emphasizes capability building, employee engagement, competitive compensation and benefits designed to attract, develop and retain talent.
Talent Growth and Engagement
We invest in developing our people to lead us into the future. To help our employees reach their full potential, we aim to cultivate an environment that encourages learning, development and career growth, supported by a clear performance framework with goal setting, feedback and coaching. As AI transforms work, we remain human-first, helping them grow, adapt, and thrive. We provide training to our employees to help them adopt AI, become future-ready and improve their productivity.
Highlights for the fiscal year include:
●Upskilling and reskilling for factory employees through on‑the‑job training, technical classes, workshops and partnerships with universities and colleges
●On‑demand learning management system to map career journeys, access learning online and track progress
●Became an approved employer for the U.S. Department of Defense SkillBridge program in 2026, serving as a career pathway for veterans transitioning to the civilian workforce
●Employee listening through our Pulse survey and listening sessions at all levels to understand strengths and identify opportunities that support our business strategy
●Employee philanthropy to support local communities, with more than half of employees around the world participating in company‑sponsored volunteer events in 2026
Total Rewards
We recognize and reward performance with competitive compensation consisting of base salary and short‑term incentives, and, for select roles long‑term incentives. We invest in our people through a Total Rewards program aligned to our culture and values. Key elements of our program include:
●Competitive benefits that include health coverage, life and disability insurance, retirement plans, paid time off, an employee assistance program and an employee stock purchase plan (benefits vary by country/region)
●Annual benchmarking of Total Rewards using market data from reputable third‑party consultants
●Internal focus groups and employee surveys to inform programs and identify improvement opportunities
●Regular pay equity assessments designed to promote equal pay for equal work along with ongoing living wage analysis
Communication with Management
We have the following practices to promote clear, timely and regular communication between directors and management:
●Business Updates Between Meetings. Between Board meetings, our Board receives updates from our CEO and management, including on key company developments.
●Engagement with Management. Our Board regularly interacts with our CEO and management during and between Board meetings through in-person meetings and presentations, as well as informal gatherings of our Board and management.
●Meeting Agendas and Presentations. Our Chair of the Board and committee Chairs regularly communicate with management to discuss the development of meeting agendas and presentations.
●Reference Materials. Directors also regularly receive securities analysts’ reports, investor communications, company publications, news articles and other reference materials.

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Chief Executive Officer Evaluation and Succession Planning
Evaluation
The Compensation and Talent Committee reviews and approves our CEO’s goals and objectives in concert with the full Board of Directors. The Compensation and Talent Committee Chair leads the evaluation of our CEO’s performance against those goals and objectives by capturing input from our non-employee directors, which is then discussed with our Board. Following the evaluation of our CEO’s performance, the committee determines and approves our CEO’s compensation. Our CEO’s compensation is also discussed with the full Board before it is finalized.
Succession Planning
The Compensation and Talent Committee oversees CEO and key management personnel succession planning. Directors engage with potential CEO and key management personnel successors at Board and committee meetings and in less formal settings to allow directors to personally assess candidates. Furthermore, our Board periodically reviews the overall composition of our key management personnel’s qualifications, tenure and experience to promote alignment with our strategic focus.
Emergency Succession
Our Board of Directors has also adopted an emergency CEO succession plan. The plan will become effective in the event our CEO becomes unable to perform his or her duties to minimize potential disruption or loss of continuity to our business and operations. Our emergency CEO succession plan is reviewed annually by the Governance Committee and our Board.
Stockholder Engagement
Our Board of Directors and management are committed to regular engagement with our stockholders and soliciting their views and input on important performance, executive compensation, governance, environmental, social, people strategy and other matters. Stockholder feedback is shared regularly with our Board and serves as a critical input in our Board’s deliberations and decision-making process.
●Transparency and Informed Compensation Decisions and Governance Enhancements. The Compensation and Talent and Governance Committees routinely review our executive compensation design and governance practices and policies, respectively, with an eye towards continual improvement and enhancements. Stockholder input is regularly shared with our Board, its committees and management, facilitating a dialogue that provides stockholders with transparency into our executive compensation design, compensation decisions under consideration and governance practices, and informs our company’s enhancement of those practices.
●Board-Driven Engagement. In addition to the Governance Committee’s oversight of the stockholder engagement process and the periodic review and assessment of stockholder input, our directors also engage directly with our stockholders by periodically participating in stockholder outreach and engagement.
●Year-Round Engagement and Board Reporting. Members of our management and directors conduct outreach to stockholders throughout the year to obtain their input on key matters and keep our management and Board informed about the issues that our stockholders tell us most matter to them.
Year-Round Stockholder Engagement

In fiscal 2026, as part of our regular stockholder engagement program, we contacted stockholders representing approximately 65% of our shares of common stock outstanding and conducted calls with stockholders representing approximately 32% of our shares of common stock outstanding, including separate discussions with both the passive and active investment teams of certain investors. These investors reflect various investment styles and geographies. Our Chair of the Compensation and Talent Committee, Tunç Doluca, an independent director, led a majority of these calls.

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Summer 2026 Engagement and Feedback
In our recent summer 2026 stockholder engagement cycle, we discussed a variety of topics. Key areas of focus included the following topics:
●Our Board’s oversight of risk and the alignment of our directors’ skillsets with our strategy and Board refreshment, including the recent appointment of Mr. Das
●The evolution of our compensation program for fiscal 2026 and continued alignment of pay with performance
●Our execution as an HDD-focused company and the extensive experience of our executive leadership team
●Our sustainability strategy focused on matters material to our business, including environmental stewardship, responsible business and stakeholder empowerment
●Our corporate governance practices, stockholder engagement and further enhancements to our overboarding policy and stock ownership guidelines
We share all feedback received as part of our engagement program with our Board to help inform our Board’s deliberations and future decisions.
Board Structure
Board Leadership Structure
Current Leadership Structure

IRVING TAN	MARTIN I. COLE
Chief Executive Officer and Director	Chair of the Board
Our Board of Directors does not have a policy with respect to whether the roles of Chair of the Board and CEO should be separate and, if they are to be separate, whether our Chair of the Board should be selected from our non-employee directors or should be an employee. Our Board believes the Board’s leadership structure at any point in time should be based upon an assessment of the needs of our Board and our company at the time after considering, among other things, our business plans, strategic opportunities and succession planning priorities. Our Board also considers the views of stockholders, including as it relates to director independence, as well as corporate governance and industry trends.
We currently separate the roles of CEO and Chair of the Board, with Mr. Cole currently serving as Chair of the Board. Mr. Cole has served as Chair of the Board since fiscal 2025. Our Board believes this is the appropriate leadership for our company at this time because it permits Mr. Tan, who began serving as our CEO in February 2025, to focus on setting our strategic direction, managing performance and providing day-to-day leadership. Our Chair of the Board focuses on providing guidance to our CEO, setting the agenda for Board meetings and other responsibilities as described below. Our Board also believes that the separation of our CEO and Chair of the Board roles assists our Board in providing robust discussion and evaluation of strategic goals and objectives. We believe that Mr. Cole is best suited for the Chair of the Board position based on his strong leadership skills, extensive experience in the technology industry, public company experience and many years of building strong relationships on our Board.

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Our Corporate Governance Guidelines provide that our Board will appoint a Lead Independent Director if our Chair of the Board is not an independent director under the Nasdaq Stock Market listing standards or if our Board otherwise deems it appropriate. In connection with Mr. Cole’s appointment as Chair of the Board, our Board determined not to appoint a Lead Independent Director.
The responsibilities of our Chair of the Board include the following:

●Leads our Board in oversight of management and company strategy ●Calls and chairs Board and stockholder meetings ●Sets meeting schedules and agendas
●Facilitates communication among directors and with management between meetings
●Convenes executive sessions of independent directors
●Represents our company in communications with stockholders and other stakeholders as appropriate

Executive Sessions
All members of our Board of Directors, other than our CEO, are independent. In order to assure that our independent directors are not inappropriately influenced by management, the independent directors meet without management in executive sessions led by our independent Chair of the Board in conjunction with each regularly scheduled meeting of our Board, and otherwise as deemed necessary by our Chair of the Board or our other independent directors. At these executive sessions, our independent directors review, among other things, our strategy, financial performance, management effectiveness and succession planning. Our Chairs of each of the Board committees also lead regular executive sessions of each of the Board committees. These executive sessions allow independent directors to speak candidly on any matter of interest, without members of management present.

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Committees
Our Board of Directors has standing Audit, Compensation and Talent, Governance and Executive Committees. Each of the standing committees operates pursuant to a written charter that is available on our website under “Leadership & Governance” at investor.wdc.com. Our Board has affirmatively determined that all members of the Audit, Compensation and Talent and Governance Committees are independent as defined under the listing standards of the Nasdaq Stock Market and applicable SEC rules.

Audit Committee		Meetings Held in Fiscal 2026: 8 | Committee Report: page 75

COMMITTEE MEMBERS		KEY RESPONSIBILITIES

●Directly responsible for appointing, compensating and overseeing independent accountants, with input from management
●Pre-approves all audit and non-audit services provided by our independent accountants
●Reviews annual and quarterly financial statements
●Reviews adequacy of accounting and financial personnel resources
●Oversees and appoints our chief audit executive and reviews our internal audit plan and internal controls
●Reviews and discusses with management risk assessment and enterprise risk management policies, including risks related to financial reporting, accounting, internal controls, fraud, capital structure, legal and regulatory compliance and cybersecurity
●Reviews and discusses with management the implementation of legal and regulatory requirements regarding public disclosure of topics covered by our corporate responsibility and sustainability programs and related controls and procedures
●Oversees ethics and compliance program
Our Board has affirmatively determined that each of Mses. Alexy and Oulman and Mr. Kiddoo is an “audit committee financial expert” as defined by rules of the SEC.

Kimberly E. Alexy (Chair)	Manuvir Das

Bruce E. Kiddoo	Roxanne Oulman

Compensation and Talent Committee		Meetings Held in Fiscal 2026: 6 | Committee Report: page 41

COMMITTEE MEMBERS		KEY RESPONSIBILITIES

●Evaluates and approves executive officer compensation
●Reviews our people programs and initiatives, including talent attraction, engagement and retention and inclusion
●Reviews and makes recommendations on non-employee director compensation
●Reviews and approves corporate goals and objectives for our CEO’s compensation and evaluates our CEO’s performance in light of those goals and objectives
●Oversees incentive and equity-based compensation plans
●Reviews and recommends changes to benefit plans requiring Board approval
●Reviews, approves, oversees and administers our compensation recovery (clawback) policy applicable to executive officers
●Reviews and approves our stock ownership guidelines applicable to executive officers
●Oversees the CEO succession plan and senior leadership development program

Tunç Doluca (Chair)	Roxanne Oulman

Stephanie A. Streeter

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Governance Committee		Meetings Held in Fiscal 2026: 11

COMMITTEE MEMBERS		KEY RESPONSIBILITIES

●Develops and recommends a set of corporate governance principles
●Evaluates and recommends the size and composition of our Board and committees and functions of committees
●Develops and recommends Board membership criteria
●Identifies, evaluates and recommends director candidates
●Reviews corporate governance issues and practices
●Reviews directorships in other companies held by or offered to directors and executive officers
●Oversees our company’s AI governance framework
●Manages the annual Board and committee evaluation process
●Assists our Board in overseeing corporate responsibility and sustainability policies and programs and public reporting
●Reviews and oversees responses regarding stockholder proposals relating to corporate governance, corporate responsibility or sustainability matters
●Oversees our political and lobbying strategy, activities and expenditures

Stephanie A. Streeter (Chair)	Martin I. Cole

Bruce E. Kiddoo

Executive Committee		Meetings Held in Fiscal 2026: 1

COMMITTEE MEMBERS		KEY RESPONSIBILITIES

●Has powers of our Board in management of our business affairs in between meetings of our Board, subject to applicable law or the rules and regulations of the SEC or the Nasdaq Stock Market and specific directions given by our Board

Irving Tan (Chair)	Kimberly E. Alexy

Martin I. Cole	Tunç Doluca

Stephanie A. Streeter

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Board Processes and Policies
Corporate Governance Guidelines and Code of Business Ethics
Our Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for governance of our company and represent our Board’s current views with respect to selected corporate governance issues considered to be of significance to stockholders, including:
●Director nomination procedures and qualifications
●Director independence
●Policies related to board refreshment and limitations on other board service
●Director orientation and continuing education
●Annual performance evaluations of our Board and committees
●Succession planning and management development
●The appointment, role and responsibilities of a Lead Independent Director
Our Board of Directors has also adopted a Code of Business Ethics that applies to all our directors, employees and officers. The current versions of the Corporate Governance Guidelines and the Code of Business Ethics are available on our website under “Leadership & Governance” at investor.wdc.com.
We intend to promptly disclose future amendments to certain provisions of the Code of Business Ethics, or waivers of such provisions granted to executive officers and directors, on our website under “Leadership & Governance” at investor.wdc.com, to the extent required by applicable rules and regulations of the SEC or the Nasdaq Stock Market.
Outside Board Policies
Our Board of Directors encourages directors to limit the number of other boards on which they serve to ensure that they are able to devote sufficient time and effort to properly discharge their duties and responsibilities as a member of our Board. In determining the appropriate number of outside directorships, directors should consider potential board attendance, participation and effectiveness on these boards. The table below summarizes the limits on the number of outside directorships under our overboarding policy set forth in our Corporate Governance Guidelines.

Directors A director may not simultaneously serve on the boards of more than 5 public companies (including Western Digital)	CEO Our CEO may not simultaneously serve on the boards of more than 2 public companies (including Western Digital)

All directors are in compliance with our overboarding policy.
Before accepting an invitation to serve on another board, a director must notify our Chair of the Board and our Chair of the Governance Committee. The Governance Committee reviews whether the position would affect the director’s ability to serve on our Board (including potential conflicts of interest, independence, related person transactions and time commitments). The Governance Committee reviews outside directorship positions and other time commitments annually as part of its review of director nominees and reviews the overboarding policy annually as part of its review of our Corporate Governance Guidelines. In fiscal 2026, the Governance Committee adopted an overboarding policy limiting Executive Leadership Team members at the Senior Vice President level or above to service on no more than one public company board.

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Board and Committee Evaluations
Our Board of Directors engages in a comprehensive annual Board and Board committee evaluation process. Our Board believes that a thorough evaluation process that encourages director engagement will foster constructive feedback and enhance our Board’s overall effectiveness. Accordingly, the Governance Committee oversees an annual performance evaluation process that includes the following:

Thorough Evaluation Questionnaires
Each director completes a written questionnaire soliciting feedback on various topics, including:
●Board meetings and materials
●Board composition
●Board committee performance
●Relationships with management
●Communications among and between our Board and management
●Our Board’s strategic oversight role
●Board succession planning
●Overall Board effectiveness

▼

Discussions with Each Director	An outside firm compiles and analyzes the results of each written evaluation and summarizes the results on an aggregated and anonymous basis, which the Governance Committee Chair discusses with each director to solicit further feedback.

▼

Results Discussed with the Full Board and Each Committee	The full Board and each respective committee discusses the performance evaluation results, and, if determined appropriate, acts on the feedback received.

▼

Individual Director Assessments
As part of the annual performance evaluation process, each director also completes a written self-evaluation covering various topics, including:
●Contributions to our Board dynamics and collaboration
●Alignment of director strengths to our strategy and goals
●Peer evaluations with anonymous feedback from Board colleagues
●Development of director knowledge and skills
Our Chair of the Board discusses individual self- and peer evaluation responses with each director.

▼

Evaluation Results	The information collected during our Board evaluation process is utilized by our Board to make decisions regarding Board structure, Board committees and their responsibilities, agendas and meeting schedules, changes in the performance or function of our Board and continued service of individual directors. The Governance Committee oversees and monitors the actions taken as a result of the Board evaluations at each of its regular meetings.

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Communicating with Directors
Our Board of Directors provides a process for stockholders to send communications to our Board or to individual directors or groups of directors. In addition, interested parties may communicate with our Chair of the Board or with our independent directors as a group. Our Board recommends that stockholders and other interested parties initiate any communications with our Board (or individual directors or groups of directors) in writing. These communications should be sent by mail to our Secretary (please see page 82 for contact information). The name of any specific intended Board recipient or recipients should be clearly noted in the communication (including whether the communication is intended only for our non-employee Chair of the Board or our non-employee directors as a group). Our Board has instructed our Secretary to forward such correspondence to the intended recipients unless such correspondence is purely commercial or frivolous in nature (such as spam), or otherwise obviously inappropriate for consideration.
Transactions with Related Persons
Policies and Procedures for Approval of Related Person Transactions
Our Board of Directors has adopted a written Related Person Transactions Policy. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which: (i) we were, are or will be a participant; (ii) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year; and (iii) a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is: (i) any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become a director; (ii) any person who is known to be the beneficial owner of more than 5% of our common stock (or any other class of voting securities); or (iii) any immediate family member of any of the foregoing persons.
Under the policy, once a related person transaction has been identified, the Audit Committee must review the transaction for approval or ratification. In determining whether to approve or ratify a related person transaction, the committee is to consider all relevant facts and circumstances of the related person transaction available to the committee. The committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the committee determines in good faith. No member of the committee will participate in any consideration of a related party transaction with respect to which that member or any member of his or her immediate family is a related person.
Certain Transactions with Related Persons
We have not had any related person transaction since the beginning of fiscal 2026.

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Director Compensation
Fiscal 2026 Director Compensation Program for Non-Employee Directors
We believe that it is important to attract and retain exceptional and experienced directors who understand our business, and to offer compensation opportunities that further align the interests of our non-employee directors with those of our stockholders. The Compensation and Talent Committee, with the assistance of its independent compensation consultant, regularly reviews our non-employee director compensation and market trends in director compensation (including non-employee director compensation practices at a group of peer companies) and evaluates the competitiveness and reasonableness of the compensation program considering general trends and practices. The committee makes recommendations based on such review to our Board of Directors, which determines whether any changes should be made to our non-employee director compensation program.
We established a compensation program for fiscal 2026 for each of our non-employee directors that generally consisted of a combination of annual cash retainers and restricted stock units (“RSUs”). As a part of its most recent review of the non-employee director compensation program, the Compensation and Talent Committee reviewed an analysis of competitive market data and determined that our non-employee director compensation was near the median of our peers in terms of the average total direct compensation amount.
The following section describes the elements and other features of our director compensation program for fiscal 2026 for non-employee directors. We did not make any changes to the program for fiscal 2026 as compared to the fiscal 2025 director compensation program and there are currently no planned changes to the non-employee director compensation program for fiscal 2027.
Non-Employee Director Cash Retainer Fees
Cash retainer fees are paid to our non-employee directors based on Board and committee service from annual meeting to annual meeting and are paid in a lump sum immediately following the annual meeting marking the start of the year. The following table sets forth the schedule of annual cash retainer and committee membership fees for our non-employee directors for fiscal 2026.

Type of Fee	Current Annual Fee ($)
Annual Retainer	85,000
Additional Non-Employee Chair of the Board Retainer	100,000
Additional Committee Member Retainers:
Audit Committee	15,000
Compensation and Talent Committee	12,500
Governance Committee	10,000
Additional Committee Chair Retainers:
Audit Committee	25,000
Compensation and Talent Committee	22,500
Governance Committee	15,000
A non-employee director serving as Chair of a Board committee receives both the Additional Committee Chair Retainer and the Additional Committee Member Retainer for that committee. Non-employee directors who are appointed to our Board, a Board committee, or to one of our Chair positions noted above during the year are paid a pro rata amount of the annual retainer fees for that position based on service to be rendered for the remaining part of the year after appointment.
Non-employee directors do not receive a separate fee for each Board or committee meeting they attend. We reimburse our non-employee directors for reasonable out-of-pocket expenses incurred to attend each Board or committee meeting.

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Non-Employee Director Equity Awards
Under our Non-Employee Director Restricted Stock Unit Grant Program, each of our non-employee directors automatically received for fiscal 2026 an award of RSUs equal in value to $240,000 (or, in the case of our non-employee director serving as Chair of the Board, $290,000). Non-employee directors receive the awards immediately following the annual meeting of stockholders if he or she has been re-elected as a director at that meeting. In the case of a non-employee director who is newly elected or appointed after the date of the annual meeting, we grant a prorated award of RSUs for the year in which he or she is elected or appointed.
The RSU awards granted in fiscal 2026 vest 100% upon the earlier of: (i) the first anniversary of the grant date; and (ii) immediately prior to the first annual meeting of stockholders held after the grant date.
Deferred Compensation Plan for Non-Employee Directors
We permit each non-employee director to defer payment of up to 80% of his or her annual cash compensation in accordance with our Deferred Compensation Plan. We also permit non-employee directors to defer payment of any RSUs awarded under our Non-Employee Director Restricted Stock Unit Grant Program beyond the vesting date of the award. RSUs and other amounts deferred in cash by a director are generally credited and payable in the same manner as amounts deferred by our executive officers and other participants in our Deferred Compensation Plan as further described in the “Fiscal 2026 Non-Qualified Deferred Compensation Table.”
Director Compensation Table for Fiscal 2026
The table below summarizes the compensation for fiscal 2026 for each of our non-employee directors serving on our Board of Directors in fiscal 2026. Mr. Tan was a named executive officer for fiscal 2026 and did not receive any additional compensation for his service as a director during fiscal 2026. Information regarding his compensation for fiscal 2026 is presented in the “Fiscal 2024-2026 Summary Compensation Table” and the related explanatory tables.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Kimberly E. Alexy	125,000	222,265	347,265
Martin I. Cole	210,000	268,540	478,540
Manuvir Das(2)	48,767	405,030	453,797
Tunç Doluca	120,000	222,265	342,265
Bruce E. Kiddoo	110,000	222,265	332,265
Matthew E. Massengill(3)	85,000	222,265	307,265
Roxanne Oulman	112,500	222,265	334,765
Stephanie A. Streeter	122,500	222,265	344,765
(1)The amounts shown reflect the aggregate grant date fair value of equity awards granted in fiscal 2026 computed in accordance with Accounting Standards Codification 718 (“ASC 718”) using the closing price of our common stock on the grant date. With the exception of Mr. Das, who did not receive an equity grant on the date of our 2025 Annual Meeting (November 20, 2025) because he was not a member of our Board of Directors at that time, each non-employee director was automatically granted 1,585 RSUs (1,915 RSUs for our Chair of the Board). Mr. Das was appointed to our Board on May 26, 2026, and upon such appointment, received a prorated grant of 772 RSUs, with a grant date fair value of $405,030.

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The following table presents the aggregate number of shares of our common stock covered by unvested stock awards (and corresponding dividend equivalents that may be settled in stock) and deferred stock units held by each of our non-employee directors on July 3, 2026:

Name	Aggregate Number of Unvested Restricted Stock Units	Aggregate Number of Deferred Stock Units
Kimberly E. Alexy	1,587	—
Martin I. Cole	1,918	—
Manuvir Das	772	—
Tunç Doluca	1,587	—
Bruce E. Kiddoo	1,587	—
Matthew E. Massengill	1,587	27,421
Roxanne Oulman	1,587	—
Stephanie A. Streeter	1,587	—
(2)The amount shown in the Fees Earned or Paid in Cash column includes a prorated annual retainer in the amount of $41,452 and prorated annual committee retainer in the amount of $7,315 paid to Mr. Das in connection with his appointment to our Board and the Audit Committee on May 26, 2026.
(3)Mr. Massengill elected to defer 20% of his cash compensation earned in calendar year 2025 and 100% of his fiscal 2026 RSU award.
Director Stock Ownership Guidelines
Under our executive and director stock ownership guidelines, which became effective in July 2026, directors must retain 50% of shares acquired through vesting of equity awards unless they own eligible securities with a market value equal to at least five times the annual base cash retainer. Eligible securities include shares of our common stock, RSUs, deferred stock units and common stock beneficially owned by the director by virtue of being held in a trust or through a nominee, and common stock held by the director’s immediate family residing in the same household. Shares the director has a right to acquire through the exercise of stock options (whether or not vested) do not count towards the stock ownership requirement. Directors have five years from the later of July 2026 or the date first appointed as a non-employee director to achieve compliance.

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Executive Officers
Listed below are our current executive officers, followed by a brief account of their business experience. Executive officers are normally appointed annually by our Board of Directors at a meeting immediately following the annual meeting of stockholders. There are no family relationships among these officers nor any arrangements or understandings between any officer and any other person pursuant to which an officer was selected.

Irving Tan
56, Chief Executive Officer
●Mr. Tan has served as our CEO since February 2025. Biographical information regarding Mr. Tan is set forth in the section entitled “Corporate Governance Matters—Proposal 1: Election of Directors.”

Kris A. Sennesael
57, Executive Vice President and Chief Financial Officer
●Mr. Sennesael has served as our Executive Vice President and Chief Financial Officer since May 2025.
●Prior to joining our company, he served as the chief financial officer of Skyworks Solutions, Inc., a semiconductor company, from 2016 to May 2025. From 2012 to 2016, Mr. Sennesael served as the chief financial officer of Enphase Energy, Inc. and the chief financial officer of Standard Microsystems Corporation from 2009 to 2012, when it was acquired by Microchip Technology Incorporated. Prior to 2009, Mr. Sennesael served in various financial roles at ON Semiconductor Corp. and AMI Semiconductor, Inc.
●Mr. Sennesael joined the board of directors of MaxLinear, Inc. in February 2026.

Vidyadhara K. Gubbi
63, Executive Vice President and Chief of Global Operations
●Mr. Gubbi has served as our Executive Vice President and Chief of Global Operations since February 2025. From January 2020 to February 2025, he served as our Senior Vice President of our HDD Operating Unit, and from 2006 to 2019, he served in various other roles of increasing responsibility.
●From 2005 to 2006, he served as vice president and chief technology officer, research and development, at Maxtor Corp., a hard disk drive company, and from 1997 to 2005, he was an executive director at Seagate Technology plc.

Ahmed M. Shihab
54, Executive Vice President and Chief Product Officer
●Mr. Shihab has served as our Executive Vice President and Chief Product Officer since March 2025.
●Prior to joining our company, Mr. Shihab served as corporate vice president, Azure Storage, at Microsoft Corporation, a technology company, from January 2024 to February 2025. From 2016 to January 2024, Mr. Shihab served as vice president, infrastructure hardware, at Amazon Web Services, and as senior vice president and general manager at Xyratex.

Cynthia L. Tregillis
57, Executive Vice President, Chief Legal Officer and Secretary
●Ms. Tregillis has served as our Executive Vice President, Chief Legal Officer and Secretary since February 2025. She was Senior Vice President, Chief Legal Officer and Secretary from January 2024 to February 2025. She served as Senior Vice President, Deputy General Counsel, from July 2021 to January 2024 and Vice President, Deputy General Counsel, from 2018 to June 2021. Since joining our company in 2012, Ms. Tregillis has also held other legal positions of increasing responsibility within our company.
●Prior to joining our company, Ms. Tregillis practiced intellectual property and commercial litigation at several large law firms from 1995 to 2012, including Orrick Herrington & Sutcliffe LLP and McDermott Will & Emery LLP.

Brian Scott Davis
64, Executive Vice President and Chief Sales and Marketing Officer
●Mr. Davis has served as our Executive Vice President and Chief Sales and Marketing Officer since February 2025. From 2013 to February 2025, he served as our Senior Vice President of Worldwide Sales, Channel and Regional OEMs, and from 2003 to 2013, he was Vice President of Worldwide Sales. He also served in various sales positions of increasing responsibility from 1988 to 2003.

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Executive Compensation

PROPOSAL 2
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The Compensation and Talent Committee designed an executive compensation program that provides:
●Strong linkage between management and stockholders’ interests
●Pay-for-performance alignment and rewards for long-term value creation
●Robust oversight by our Board and Compensation and Talent Committee
Our Board of Directors recommends a vote FOR this Proposal 2 to approve on an advisory basis the executive compensation program for our named executive officers

Proposal Details
You have the opportunity to cast a non-binding, advisory “Say-on-Pay” vote on the executive compensation of our named executive officers. Our current policy is to provide our stockholders with an advisory Say-on-Pay vote every year and we currently expect that our next advisory Say-on-Pay vote will be held at our 2027 Annual Meeting.
Please read the section entitled “Executive Compensation—Compensation Discussion and Analysis” (and the various compensation tables and narrative discussions accompanying those tables included under “Executive Compensation Tables and Narratives”) for information necessary to inform your vote on this Proposal 2.
Board Recommendation and Vote Required for Approval
Board Recommendation
Our Board of Directors recommends that you vote FOR approval, on a non-binding advisory basis, of our executive compensation program for our named executive officers as disclosed in this Proxy Statement: RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
Vote Required for Approval
The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this Proposal 2. You may vote FOR, AGAINST or ABSTAIN on this proposal. Proxies received by our Board of Directors will be voted FOR this Proposal 2 unless specified otherwise.
While this vote is nonbinding on our company and our Board of Directors, our Board and Compensation and Talent Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers under our executive compensation program.

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Report of the Compensation and Talent Committee
The Compensation and Talent Committee, comprised entirely of independent directors, reviewed and discussed the following Compensation Discussion and Analysis with management. Based on that review and discussion, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for our 2026 annual meeting of stockholders and incorporated by reference into our 2026 Annual Report on Form 10-K.
THE COMPENSATION AND TALENT COMMITTEE

TUNÇ DOLUCA Chair	ROXANNE OULMAN	STEPHANIE A. STREETER
Compensation and Talent Committee Interlocks and Insider Participation
Each of the committee members whose name appears on the Compensation and Talent Committee Report above were members of the committee during all of fiscal 2026. All members of the committee during fiscal 2026 were independent directors and none of them were our employees or former employees or had any relationship with us requiring disclosure of certain transactions with related persons under SEC rules. There are no compensation committee interlocks between us and other entities in which one of our executive officers served on the compensation committee (or equivalent body) or the board of directors of another entity whose executive officer(s) served on the committee or our Board.

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Compensation Discussion and Analysis
Our Named Executive Officers
When we refer to our “named executive officers” or “NEOs” for fiscal 2026, we mean:

IRVING TAN	KRIS SENNESAEL	VIDYADHARA K. GUBBI	AHMED M. SHIHAB	CYNTHIA L. TREGILLIS

Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief of Global Operations	Executive Vice President and Chief Product Officer	Executive Vice President, Chief Legal Officer and Secretary

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Fiscal 2026 Overview
Business Highlights
REVENUE
($M)

FY25	FY26
GROSS MARGIN(1)

FY25	FY26
OPERATING INCOME(1)
($M)

FY25	FY26

G GAAP	N Non-GAAP
(1)See Appendix A to this Proxy Statement for a reconciliation of GAAP gross margin to non-GAAP gross margin and GAAP operating income to non-GAAP operating income.
Fiscal 2026 was our first full fiscal year as an HDD-focused data storage company. The year delivered strong revenue, strong profitability, a transformed balance sheet and an outstanding capital return, driven by accelerating demand for AI infrastructure and disciplined execution across the organization. Our results reflect the strength of our business and leadership team and our continued focus on creating long-term value for stockholders.

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Elements of Our Fiscal 2026 Executive Compensation Program
We emphasize variable, at-risk compensation in alignment with our focus on operating excellence and our belief that executives’ compensation opportunities and outcomes should reflect our performance and align with stockholder value creation. The key components of our executive compensation program are summarized below.
Our fiscal 2026 equity awards were comprised of 50% performance stock units (“PSUs”) (60% for our CEO) and 50% RSUs (40% for our CEO), consistent with our past equity award structure and our commitment to prioritize performance-based pay to closely align executive incentives with company and stockholder outcomes. More than 90% of our CEO and 80% of our other NEO annual compensation was performance based and at-risk.

PAY MIX

CEO FY26				OTHER NEOs FY26

7%	10%	50%	33%	13%	13%	37%	37%

Base Salary	Target Bonus	Annual PSUs	Annual RSUs	Base Salary	Target Bonus	Annual PSUs	Annual RSUs

17%		83%		26%		74%

Annual		Long-Term Incentive		Annual		Long-Term Incentive

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FISCAL 2026 COMPENSATION ELEMENTS
Compensation Element	Characteristics	Purpose	Performance Link/ Key Benchmark

Base Salary	●Fixed compensation	●Attracts, retains and motivates premier executive talent ●Compensates executive officers for sustained individual performance	●Competitive with market and industry practices ●Adjusted for experience, responsibility, potential and performance

Short-Term Incentives (“STI”)	●Annual performance-based cash incentive compensation
●Motivates executive officers to drive annual growth and financial performance
●Encourages accountability by rewarding achievement of corporate and individual performance objectives
●Focuses our executive officers on value creation through achievement of corporate and individual performance objectives that drive our ability to create value for stockholders

●Non-GAAP operating income (70% weighting)
●Revenue (30% weighting)
●Individual performance modifier (+/- 20%) tied to specific individual performance goals
●Individual performance modifier does not increase award payout if non-GAAP operating income is below threshold
●Includes ESG measures
●STI payouts are capped at 200% of target

PSUs	●Variable performance-based equity compensation ●Three-year performance period with annual performance targets ●Annual achievements averaged to determine payout
●Encourages accountability by rewarding achievement of long-term (over a three-year period) corporate and market-based performance objectives
●Focuses our executive officers on value creation through achievement of financial objectives that drive our ability to create long-term value for stockholders

●Adjusted Free Cash Flow (50%)
●Non-GAAP EPS (50%)
●Three-year relative Total Shareholder Return (“TSR”) modifier (+/-10%)
●If absolute TSR performance is negative, the relative TSR modifier may not increase the PSU payout and can only be used to decrease such payout
●PSU financial metrics payout capped at 200% of target

RSUs	●Variable service-based equity compensation ●Vests with respect to 25% after one year and 6.25% quarterly thereafter	●Provides alignment with stockholder interests by focusing executive officers on long-term value creation ●Provides retention value	●Value based on stock price performance

*    Blue text indicates new for fiscal 2026
In addition to the elements outlined above, we also provide our executive officers with limited perquisites and certain other indirect benefits, as described in the section below entitled “—Other Program Features and Policies.”

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Paying for Performance: Fiscal 2026 Performance Results and Payouts
The executive incentive compensation plan payouts align with the Compensation and Talent Committee’s pay-for-performance philosophy.

Award	Fiscal 2026 Payouts
STI payout for Fiscal 2026
Fiscal 2026 STI Average Payout %	200%
LTI payout for Fiscal 2026
Fiscal 2024-2026 PSUs	N/A(1)
(1)No current NEOs held fiscal 2024-2026 PSUs awards and, therefore, none received PSU payouts for fiscal 2026.

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Executive Compensation Philosophy, Objectives and Process
The summary below provides the key objectives of our executive compensation program:

Attract, retain and motivate premier talent necessary to create growth and drive financial, operational and market performance.	Provide competitive target compensation relative to the technology industry in which we compete for business and talent.
Encourage accountability by tying a substantial portion of each executive officer’s target total direct compensation opportunity to individual, corporate and market-based performance objectives that we expect to create long-term value for our stockholders.

Pay for performance by providing a substantial portion of compensation in the form of “at-risk,” variable incentive compensation awards that reward superior individual, corporate and market-based performance and that reduce pay for underperformance.

Align the interests of our executive officers with our stockholders through our pay-for-performance compensation design and by granting long-term equity awards that include multi-year performance or service vesting requirements.

Our Compensation Policies and Practices

  Pay for performance by linking a substantial portion of the target total direct compensation opportunity to the achievement of pre-established performance objectives.
  Actively engage with our stockholders on an ongoing basis and consider their feedback in the future design of our executive compensation program.
  Link our executive compensation program to our long-term corporate strategy and sustainable stockholder value creation.
  Use a mix of performance measures, cash- and equity-based vehicles and short- and long-term incentive compensation opportunities that hold our executive officers accountable for executing on our long-term corporate strategy.
  Cap maximum vesting or payout levels under our incentive compensation awards, which are aligned with competitive market practices.
  Engage an independent compensation consultant to evaluate our executive compensation program to advise and support the Compensation and Talent Committee on our executive compensation program design and pay decisions.
  Evaluate competitive executive compensation data and practices based on the companies in our compensation peer group as approved annually by the Compensation and Talent Committee with guidance from its independent compensation consultant.
  Limit payments and benefits under our Change in Control Severance Plan to “double-trigger” events.
  Maintain and adhere to robust executive stock ownership guidelines set at or above market levels, with a retention requirement until compliance is achieved.
  Maintain and adhere to our compensation recovery (“clawback”) policy.
  Provide limited executive perquisites.

  No tax gross-up payments in connection with severance or change in control payments.
  No hedging, pledging or short-sale or derivative transactions by executive officers or directors.
  No dividend equivalent payments on equity awards until they are earned and vested.

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Process for Determining Executive Compensation
The Compensation and Talent Committee reviews and determines compensation for our executive officers. The committee reviews the performance and compensation of our executive officers on an annual basis and at the time of hiring, promotion or other change in responsibilities. The committee’s annual review typically occurs near the end of the prior fiscal year and beginning of the new fiscal year.
In determining our fiscal 2026 executive compensation program design and the actual pay positioning for our executive officers, including each named executive officer, the committee’s executive compensation decisions were informed by several factors, including:

EXTERNAL AND INTERNAL FACTORS
●Our compensation philosophy and objectives
●Our pay positioning relative to our compensation peer group and select broad compensation survey market data
●The executive officer’s role, experience, scope of responsibility, past performance and expected future contributions
●Internal pay equity
●Our retention objectives
●Succession planning
●Current and historical company performance and strategic and financial goals, including the impact of the separation of our flash business
●Market performance and general economic conditions

COMPENSATION CONSULTANT
●A competitive market analysis prepared by the committee’s independent compensation consultant based on market data drawn from the compensation peer group and select broad compensation surveys

MANAGEMENT
●Our CEO’s recommendations for our other executive officers (not including himself) based on an evaluation of their individual performance
●Our CFO’s input on the financial targets for our performance-based incentive compensation program, data regarding the impact of the program on our financial results and actual results against our pre-established performance targets
●Internal and external compensation data provided by our Chief Human Resources Officer and other staff

STOCKHOLDERS ●Feedback received during our annual stockholder outreach and engagement efforts

The Compensation and Talent Committee engaged Compensia, Inc. (“Compensia”) as its independent compensation consultant in fiscal 2026. Compensia reported directly to the committee and communicated with management to gather information and review management proposals as needed. Compensia attended all regularly scheduled meetings of the committee during fiscal 2026 and its responsibilities generally included:
●Reviewing our executive compensation program and advising on program design considerations, including the performance metrics used in our incentive compensation program
●Reviewing our director compensation program design and providing a competitive market analysis on pay levels for the non-employee members of our Board of Directors
●Providing recommendations regarding the composition of our compensation peer group, including advising on the characteristics and comparability of individual peer companies
●Preparing a competitive market analysis based on data drawn from our compensation peer group and selected broad compensation surveys
●Providing information on compensation trends and regulatory developments, reviewing our executive compensation policies and practices and providing assistance with our executive compensation-related disclosures
●Advising on other ad hoc compensation-related matters
The Compensation and Talent Committee assessed the independence of Compensia pursuant to applicable rules and regulations of the SEC and the Nasdaq Stock Market and concluded that the engagement of Compensia did not raise any conflicts of interest during fiscal 2026 and currently does not raise any conflicts of interest.

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Comparative Market Data
The Compensation and Talent Committee selects companies for and approves the composition of our compensation peer group, reevaluating the composition of this group on an annual basis with the support of its independent compensation consultant.
For fiscal 2026, our independent compensation consultant prepared a competitive market analysis of executive compensation practices for review by the Compensation and Talent Committee. In addition to market data drawn from the companies in the compensation peer group, additional market data was collected from the Radford Global Compensation Database, an independently published survey. The survey data was filtered to screen for companies in our compensation peer group that participate in the survey and, for executive roles in which such survey screen resulted in insufficient data, a broader screen of technology companies as adjusted for revenue size was used. With input from our independent compensation consultant, the committee considered the analysis of this market data and industry practices during its annual review of the competitiveness of our compensation levels and the appropriate mix of compensation elements for our named executive officers. This competitive market analysis provided the committee with a reference point for its deliberations and served as one of several factors that it used to make compensation decisions as outlined above.
Compensation Peer Group
For fiscal 2026 compensation decisions and incentive program design, the Compensation and Talent Committee selected a peer group consisting of technology companies that compete with us for talent and are comparable in size (primarily by revenue) and business profile. Like us, many companies included in our compensation peer group are included in the Dow Jones U.S. Technology Hardware & Equipment Index.
In selecting companies for our compensation peer group, the Compensation and Talent Committee focused primarily on industry, competitive talent market and revenue size. Revenue is a commonly used proxy for organizational size and complexity and is typically stable from year-to-year, making it a valuable measure when selecting peers for executive compensation purposes. As part of its decision process, the committee also considered other factors during its deliberations, including comparative market capitalization and profitability metrics. Following its annual review, the committee revised and approved the compensation peer group for fiscal 2026, as follows:
Companies Added: Applied Materials, Inc.; Emerson Electric Co.
Companies Removed: No companies were removed.

Amkor Technology, Inc. Amphenol Corporation Applied Materials, Inc. Arista Networks, Inc. Ciena Corporation Coherent Corp. Corning Incorporated	Emerson Electric Co. Everpure, Inc. (fka Pure Storage, Inc.) Juniper Networks, Inc. Keysight Technologies, Inc. KLA Corporation Lam Research Corporation Logitech International S.A.	Motorola Solutions, Inc. NetApp, Inc. Seagate Technology Holdings plc Teledyne Technologies Incorporated Xerox Holdings Corporation Zebra Technologies Corporation
Consideration of Say-on-Pay Results and Stockholder Feedback
We value the opinions of our stockholders regarding our executive compensation policies and practices and regularly engage with our stockholders throughout the year. At our 2025 Annual Meeting, approximately 94% of the votes cast on our advisory say-on-pay proposal were voted in favor of our executive compensation policies and practices. As such, we did not make any further changes to our fiscal 2026 executive compensation program specifically in response to the 2025 say-on-pay advisory vote.

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Fiscal 2026 Decisions and Outcomes
Base Salary
As part of its annual compensation review process, the Compensation and Talent Committee adjusted base salaries for certain NEOs to maintain appropriate alignment to competitive market positioning and alignment with internal compensation relationships, reflecting the scope, complexity, and strategic importance of each executive's role. Mr. Sennesael did not receive an increase in base compensation.

Named Executive Officers	Base Salary Level(1) ($)	Increase from Fiscal 2025
Irving Tan(2)	1,100,000	10%
Kris Sennesael	715,000	0%
Vidyadhara K. Gubbi	550,000	10%
Ahmed M. Shihab	650,000	6%
Cynthia L. Tregillis	585,000	2%
(1)Reflects annualized base salary in effect at the end of fiscal 2026 for each named executive officer.
(2)Mr. Tan is based in Singapore and is paid in Singapore Dollars (“SGD”). His base salary level reflects the amount approved in U.S. dollars (“USD”) by the Compensation and Talent Committee in September 2025, which was then converted to SGD 1,448,335 using the exchange rate of 1.31667, the 12-month average between September 4, 2024 and September 3, 2025.
Short-Term Incentives
Fiscal 2026 Target Incentive Award Opportunities

Named Executive Officers	Annual Target Incentive Award Opportunity(1) (as Percentage of Base Salary)
Irving Tan	150%
Kris Sennesael	100%
Vidyadhara K. Gubbi	100%
Ahmed M. Shihab	100%
Cynthia L. Tregillis	100%
(1)Reflects annual target incentive award opportunity at the end of fiscal 2026 for each named executive officer.

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Fiscal 2026 STI Design and Performance
Our STI program provides our executives and other eligible employees an opportunity to share in any success that they help create by aligning annual incentive compensation with our company’s annual performance. The STI program encourages the achievement of our annual business goals and rewards attainment of those goals based on Company and individual performance as measured against achievement of those annual objectives.

Non-GAAP Operating Income	Revenue	Individual Modifier (+/-20%)	Payout (Capped at 200%)

70%	30%

0%-200% Performance Range for Each Metric

Fiscal 2026 Corporate Performance
The Compensation and Talent Committee approved fiscal 2026 performance targets for the two corporate financial measures described below that incentivized our named executive officers to grow revenue and improve profitability.
When the committee approved fiscal 2026 performance targets in August 2025, the separation of our flash business had been completed in the second quarter of fiscal 2025, making fiscal 2026 our first full year operating as an independent, focused HDD company. With the separation of our flash business behind us and our go-forward operating structure fully in place, the committee returned to a single annual performance period and streamlined the STI metrics to focus on the financial measures most critical to driving stockholder value as a standalone entity. Specifically, the committee selected non-GAAP operating income (weighted 70%) and revenue (weighted 30%) as the fiscal 2026 STI metrics, emphasizing profitability and top-line growth as the primary indicators of our execution against our strategic priorities. Both metrics required meaningful improvement over fiscal 2025 results for our executive officers to achieve target performance expectations and exceeded market guidance at the time the hurdles were set.

Performance Metric	Weighting	Threshold	Target	Max	Actual	Achievement %

Non-GAAP Operating Income	70%	Target %
		0%	100%	200%
					$4,817	200%
		$1,530	$3,060	$3,978
		Performance ($ in millions)

Revenue	30%	Target %
		0%	100%	200%
					$12,919	200%
		$7,350	$10,500	$12,075
		Performance ($ in millions)

Fiscal 2026 Individual Performance Modifier
To incentivize individual execution, leadership and ESG goals, executive fiscal 2026 STI payouts were subject to a +/-20% modifier based on individual performance. For executives other than our CEO, the individual performance and the resulting individual performance modifier percentages were approved by the Compensation and Talent Committee based on the CEO’s recommendations following an assessment of the applicable executive’s performance against his or her fiscal 2026 objectives. Although the Committee may assign individual performance modifiers of up to +20% for certain NEOs, the STI program caps total individual STI payouts at 200% of each executive’s target incentive award opportunity; accordingly, actual payouts did not exceed 200% of target for any executive, including any named executive officer.

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CEO Individual Performance
Mr. Tan’s key objectives for fiscal 2026 included (i) achievement of financial targets (revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP EPS); (ii) advancing next-generation HDD product development; (iii) strengthening supply chain resiliency through strategic transactions and partnerships; (iv) driving organizational efficiency and workforce engagement; (v) maintaining and expanding relationships with key customers and investors; and (vi) advancing internal innovation.
Mr. Tan’s individual performance results were based on the Compensation and Talent Committee’s holistic assessment of performance against these key objectives for fiscal 2026. Performance on non-financial objectives was assessed qualitatively, without assigning specific weighting to any individual item. Following a careful review of our fiscal 2026 results and Mr. Tan’s contributions to these results, the committee assigned Mr. Tan a +20% individual performance modifier reflecting his exceptional performance against his key objectives. Although the committee assigned Mr. Tan a +20% individual performance modifier, the STI program caps total individual STI payouts at 200% of each executive’s target incentive award opportunity; accordingly, Mr. Tan’s total STI payout was capped at 200% of his target incentive award opportunity.
FISCAL 2026 STI PAYOUTS
The table below shows the inputs used for the calculation of the actual STI payouts for fiscal 2026 for each NEO. The actual corporate performance achievement against each of the approved corporate financial metrics was 200% of the pre-established target performance level. As a result, our named executive officers received the following payouts under our STI program:

Named Executive Officers	Corporate Payout % (100% Weighting)	Modifier % (+/-20% of Corporate Payout)	STI Payout (%)	STI Payout ($)
Irving Tan(1)	200%	+20.0%	200%	3,354,939
Kris Sennesael	200%	+12.5%	200%	1,430,000
Vidyadhara K. Gubbi	200%	+15.0%	200%	1,088,846
Ahmed M. Shihab	200%	+10.0%	200%	1,292,192
Cynthia L. Tregillis	200%	+2.5%	200%	1,167,770
(1)Mr. Tan is based in Singapore and is paid in SGD. Amount paid was converted to USD using 0.77614, the average exchange rate for June 2026.
Long-Term Incentives: Fiscal 2026 Equity Awards
Fiscal 2026 Annual LTI Awards
Our named executive officers received long-term incentive (“LTI”) awards in August 2025 consisting of a mix of PSUs and RSUs. The named executive officers’ RSU awards are scheduled to vest with respect to 25% of the award on the first anniversary of the grant date and with respect to 6.25% of the award quarterly thereafter over the subsequent three-year period. The vesting provisions of the fiscal 2026-2028 PSU awards are described below under the section entitled “Fiscal 2026-2028 PSU Awards”.

Named Executive Officers	Total LTI Target Grant Value ($)(1)	LTI Vehicle Mix
		PSUs	RSUs
Irving Tan	14,000,000	60%	40%
Kris Sennesael	5,250,000	50%	50%
Vidyadhara K. Gubbi	2,500,000	50%	50%
Ahmed M. Shihab	4,200,000	50%	50%
Cynthia L. Tregillis	2,500,000	50%	50%
(1)The differences between the target grant values approved by the Compensation and Talent Committee (as reflected in the table above) and the grant date fair values of the awards as determined for financial reporting purposes (as reflected in the “Fiscal 2024-2026 Summary Compensation Table” and the “Grants of Plan-Based Awards Table” below) are attributable to the requirements of the applicable U.S. financial accounting standards, including the use of a Monte Carlo simulation to determine the grant date fair value of the PSUs. In addition, under these financial accounting standards, the grant date fair value for a multi-year PSU award where the performance metrics and related targets are approved on an annual basis for each portion of the award is not determined until the fiscal year in which the performance metrics and targets for that portion of the awards are established. The performance metrics for the fiscal 2026-2028 PSU awards are determined annually by the committee for each annual performance period. Accordingly, only the grant date fair value for the portion attributable to fiscal 2026 is reflected in the “Fiscal 2024-2026 Summary Compensation Table” and the “Grants of Plan-Based Awards Table” for this portion of the award. The total LTI target grant value in the preceding table reflects the total target award value for the entire three-year performance cycle.

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Long-Term Incentives: PSU Design and Performance
Fiscal 2026-2028 PSU Awards
With respect to the fiscal 2026-2028 PSU awards, the Compensation and Talent Committee decided to retain the award design and structure of the fiscal 2025-2027 PSU awards with only one material change - substituting adjusted free cash flow(1) for the revenue performance measure used in the prior fiscal year’s award (with revenue being added as a performance metric in the fiscal 2026 STI program). Similar to the fiscal 2025-2027 PSUs, the fiscal 2026-2028 awards include annual financial metrics with annual payouts that are averaged to determine a three-year payout percentage. This payout percentage is then modified upwards or downwards based on relative TSR measured by the full three-year performance cycle. The relative TSR modifier compares our three-year TSR performance to the median company in the index based on three-year TSR performance. If our TSR performance exceeds the TSR of the median company by 50 percentage points or more, the PSU payout is modified by +10%; if our TSR performance is lower than the median company by 50 percentage points or more, the PSU payout is modified by -10%. Straight line interpolation will be used for performance between those points to determine the PSU payout modifier. In the event our absolute TSR performance is negative, the relative TSR modifier may not increase the PSU payout and can only be used to decrease such payout.
The Compensation and Talent Committee chose the S&P 500 Information Technology Index constituents for the relative TSR peer group, consistent with our prior year design, because our company is a member of the index, and because the index also includes a majority of the companies in our compensation peer group. The index also includes companies that stockholders review in comparing our relative performance and reflects input from our stockholders that they prefer that we use an industry peer set for relative TSR versus a broad-based index such as the S&P 500 Index. The committee determined that using this index provides for an objectively constituted benchmark and provides greater continuity over three-year performance cycles than our smaller compensation peer group, which periodically must be reconstituted because of mergers and acquisition activity. We review the composition of our compensation peer group and the index periodically to ensure we are using the most appropriate benchmark as our strategy and the competitive market evolves. Generally, our executive officers must remain employed through the entire three-year performance cycle to earn and vest in the awards.
(1)See Appendix A to this Proxy Statement for a reconciliation of cash flows provided by operating activities to adjusted free cash flow.

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Fiscal 2026 Performance Period PSU Goals
The Compensation and Talent Committee typically approves performance targets for each performance period in August of each fiscal year. Accordingly, in August 2025, the committee set the following fiscal 2026 non-GAAP EPS and adjusted free cash flow goals for our CEO’s fiscal 2026-2027 PSUs granted in March 2025 as part of his promotion award, and our fiscal 2026-2028 PSUs granted in August 2025:

Financial Metrics(1)	Threshold (50%) ($)	Target (100%) ($)	Max (200%) ($)	Actual Performance ($)	Achievement (%)
Non-GAAP EPS	2.92	5.84	7.59	10.22	200%
Adjusted Free Cash Flow (in millions)	742	1,483	1,928	3,670	200%
Weighted Payout					200%
1 See Appendix A to this Proxy Statement for a reconciliation of GAAP EPS to non-GAAP EPS and cash flows provided by operating activities to adjusted free cash flow.

	FY2026	FY2027	FY2028

Three-Year Average Payout % (0%-200%) TBD

Fiscal 2026 - 2028 PSU Awards	One-Year Adjusted Free Cash Flow and non-GAAP EPS Payout 200%	One-Year Adjusted Free Cash Flow and non-GAAP EPS Payout TBD	One-Year Adjusted Free Cash Flow and non-GAAP EPS Payout TBD	Three-Year Relative TSR Modifier (+/-10%)

Two-Year Average Payout % (0%-200%) TBD

Fiscal 2026 - 2027 CEO Grant	One-Year Adjusted Free Cash Flow and non-GAAP EPS Payout 200%	One-Year Adjusted Free Cash Flow and non-GAAP EPS Payout TBD	Two-Year Relative TSR Modifier (+/-10%)

The actual number of units to be earned from these awards will be determined by averaging the achievement levels over the entire two- or three-year performance cycle subject to the applicable payout percentage cap.

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Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A
Fiscal 2027 Decisions
Fiscal 2027 Compensation Program Changes
Following its annual review of our fiscal 2027 executive compensation program, the Compensation and Talent Committee determined that the current program design and structure are appropriately aligned with the market and our long-term strategy and require no changes at this time.
Other Program Features and Policies

Perquisites
We provide our executive officers with limited perquisites and other personal benefits, consisting principally of a $5,000 annual allowance for financial planning services (net of taxes) and, in very limited circumstances, tax gross-ups for certain payments. No tax gross-ups are awarded in connection with severance or change-in-control. Any tax gross-ups paid to our named executive officers are disclosed in our “Fiscal 2024-2026 Summary Compensation Table.”
Company policy permits our CEO to use private aircraft for non-business travel to maximize his business availability and productivity. Our CEO is required to reimburse our company for the aggregate incremental cost incurred by our company in connection with any such non-business use in excess of $250,000 per fiscal year. He is fully responsible for all personal income taxes associated with such personal usage.

401(k) Plan Benefits
We provide retirement benefits to our executive officers and other eligible employees under the terms of our 401(k) Plan. Eligible employees may contribute up to 85% of their annual cash compensation up to a maximum amount allowed by the Internal Revenue Code, and are also eligible for any matching contributions. Our executive officers participate in our 401(k) Plan on substantially the same terms as our other participating employees. We do not maintain any defined benefit supplemental retirement plans for our executive officers.

Deferred Compensation Opportunities	Our executive officers and certain other key employees who are subject to U.S. federal income taxes are eligible to participate in our Deferred Compensation Plan. Participants can elect to defer certain compensation without regard to the tax code limitations applicable to tax-qualified plans. We did not make any company matching or discretionary contributions to our Deferred Compensation Plan on behalf of participants in fiscal 2026.

Severance Protections
Outside a change in control context, we view severance protections as appropriate only in the event the employment of an executive officer is involuntarily terminated without “cause.” The Compensation and Talent Committee believes these severance payments and benefits are appropriate considering severance protections available to executive officers in the companies in our compensation peer group and are an important component of each executive officer’s overall compensation.

Change in Control Protections
A transaction involving a change in control of our company creates uncertainty regarding the continued employment of our executive officers. To encourage our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide our executive officers with additional severance protections under our Change in Control Severance Plan. We also provide these severance protections to help ensure that our executive officers can objectively evaluate change in control transactions that may be in the best interests of our stockholders despite the potential negative consequences such transactions may have on them personally. Benefits under our Change in Control Severance Plan require a “double-trigger” (qualifying termination in connection with a change in control) for payment and the plan does not provide any tax gross-up payments for participants.
Please see the section entitled “—Executive Compensation Tables and Narratives—Potential Payments upon Termination or Change in Control” for a description and quantification of the potential payments that may be made to our named executive officers in connection with their termination of employment, including in the event of a change in control of our company.

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Employment
Agreements
None of our executive officers is currently party to an employment agreement with us.

Compensation
Recovery
(Clawback) Policy
Our Board of Directors has adopted a compensation recovery (clawback) policy consistent with the requirements of Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing standards, a copy of which is publicly filed with our 2026 Annual Report on Form 10-K.

Misconduct
Policies
We maintain several policies relating to employee misconduct. In the event an executive officer’s employment is terminated for cause due to their misconduct or violation of company policy, among other reasons, they will forfeit all outstanding incentives, including unearned or unvested LTI and STI awards. In addition, the executive officer would not be eligible for severance payments or benefits.

Policies Prohibiting
Hedging, Pledging
and Short Sale
or Derivative
Transactions
Our insider trading policy prohibits our executive officers (as well as our other employees and members of our Board of Directors) from engaging in hedging transactions or speculative transactions involving our company’s securities and from pledging company securities. Prohibited transactions include hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds that are designed to hedge or offset any decrease in the market value of our company’s securities, short sales, transactions in derivative securities, such as publicly traded options, related to our company’s securities and margining our company’s securities in a margin account or otherwise pledging company securities as collateral for a loan.

Equity Award Grant Practices
Equity awards are discretionary and are generally granted to our executive officers, including our named executive officers, in August of each year. In certain circumstances, including the hiring or promotion of an executive officer, the Compensation and Talent Committee may approve grants to be effective at other times. We do not currently grant stock options to our employees. The Compensation and Talent Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in fiscal 2026, and our company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Executive Stock
Ownership
Guidelines
We maintain executive stock ownership guidelines covering our executive officers, including our named executive officers, to help link the interests of our stockholders with those of our executive officers. The guidelines provide that each executive officer must achieve ownership of a number of “eligible securities” with a market value equal to the specified multiple of the officer’s base salary in effect upon the date he or she first becomes subject to the guidelines shown below.
In fiscal 2026, the Compensation and Talent Committee strengthened these guidelines by applying an ownership requirement of three times base salary to all executive officers other than our CEO, increased from the prior tiered requirements based on individual positions.

Position	Minimum Ownership Requirement
Chief Executive Officer	6 x Salary
Other Executive Officers	3 x Salary
Executive officers must achieve ownership of the required market value of shares within five years of becoming subject to the guidelines. Common stock (including shares held indirectly in a trust or by family members living in the same household), unvested RSUs, deferred stock units and common stock beneficially owned by the executive officer count towards the requirement, but PSUs and shares the officer has a right to acquire through exercising stock options (whether or not vested) are not counted. Any executive officer who has not met the applicable requirement following the compliance period must retain 50% of shares acquired through vesting of equity awards until compliance is achieved.

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Executive Compensation Tables and Narratives
Fiscal 2024-2026 Summary Compensation Table
The following table presents information regarding compensation earned for fiscal 2026, 2025 and 2024 by our named executive officers. Note that none of our current named executive officers were named executive officers for fiscal 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Irving Tan(4) Chief Executive Officer	2026	1,106,718	—		12,623,995	3,354,939	83,049	17,168,701
	2025	835,751	61,005	(5)	8,487,926	1,754,065	26,549	11,165,296
Kris Sennesael Executive Vice President and Chief Financial Officer	2026	715,000	—		4,981,467	1,430,000	19,050	7,145,517
	2025	82,500	2,000,000	(6)	7,999,981	132,660	1,650	10,216,791
Vidyadhara K. Gubbi Executive Vice President and Chief of Global Operations	2026	544,424	—		1,791,995	1,088,846	17,461	3,442,726
	2025	423,846	—		3,165,490	520,470	8,579	4,118,385
Ahmed M. Shihab Executive Vice President and Chief Product Officer	2026	646,097	1,500,000	(7)	3,010,474	1,292,192	14,383	6,463,146
	2025	165,577	—		6,999,974	266,248	4,967	7,436,766
Cynthia L. Tregillis Executive Vice President, Chief Legal Officer and Secretary	2026	583,885	—		1,791,995	1,167,770	8,150	3,551,800
	2025	573,077	—		3,146,200	733,279	9,473	4,462,029
(1)The amounts shown reflect the aggregate grant date fair value of stock awards granted in the applicable fiscal year computed in accordance with ASC Topic 718. These amounts were calculated based on the assumptions described in Note 13 in the Notes to Consolidated Financial Statements included in our 2026 Annual Report on Form 10-K. For PSU awards, amounts include the grant date fair value of the 2026-2027 PSUs and the 2026-2028 PSUs, in each case, as related to the fiscal 2026 performance period because only the annual targets for such performance periods were established in fiscal 2026, and thus, such portions of the awards are deemed granted for financial accounting purposes during fiscal 2026. The grant date fair value of the remaining PSUs under the 2026-2027 and 2026-2028 PSU awards will be reflected in the Summary Compensation Table in future fiscal years corresponding to when the associated annual targets are established and such portions are deemed granted for financial accounting purposes.
The following amounts represent the grant date fair value of PSU awards granted to our named executive officers during fiscal 2026 assuming the probable outcome of the awards on the grant date and assuming maximum performance under the awards deemed granted during fiscal 2026. We considered the probable outcome of the awards based on the target level of performance for PSUs except for PSUs that are subject to relative TSR conditions, which were determined using a Monte Carlo simulation. As stated above, for the 2026-2027 PSUs and the 2026-2028 PSUs, the grant date fair values for the fiscal 2026 performance period of such PSUs have been included because such portions of the awards are deemed granted in fiscal 2026 for financial accounting purposes. The dollar value of the awards included in the Summary Compensation Table for the year of grant is based on the probable outcome of the awards on the grant date and do not reflect actual payouts.

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				Grant Date Fair Value of PSU Awards at Maximum Performance for:
	2025 ($)	2026 ($)		2026 ($)
	2023-2025 PSUs	2026-2027 PSUs	2026-2028 PSUs	2026-2027 PSUs	2026-2028 PSUs
Named Executive Officer	2025 Performance Period	2026 Performance Period		2026 Performance Period
Irving Tan	999,436	3,537,500	3,175,042	7,075,000	6,350,084
Kris Sennesael	—	—	2,210,508	—	4,421,017
Vidyadhara K. Gubbi	119,171	—	472,476	—	944,952
Ahmed M. Shihab	—	—	793,739	—	1,587,478
Cynthia L. Tregillis	96,301	—	472,476	—	944,952
(2)Reflects each named executive officer’s STI payout for the corresponding fiscal year. The 2025 STI payout for Mr. Tan has been updated to reflect conversion of his STI payout earned for the second half of fiscal 2025 from SGD to USD using an exchange rate of 0.7770, the average for June 2025.
(3)The table below summarizes the amounts reported in the “All Other Compensation” column for each of our named executive officers for fiscal 2026:

Name	Company Contribution to CPF ($)(a)	Perquisites ($)(b)	401(k) Plan Company Matching Contributions ($)
Irving Tan	11,302	71,747	—
Kris Sennesael	—	—	19,050
Vidyadhara K. Gubbi	—	11,572	5,889
Ahmed M. Shihab	—	—	14,383
Cynthia L. Tregillis	—	—	8,150
(a)Reflects company Central Provident Fund (“CPF”) contributions payable to all Singapore employees in accordance with Singapore law.
(b)For Mr. Tan, reflects company paid global health plan coverage ($16,116), annual physical exam ($8,859), life insurance ($5,446) and commuting expenses ($18,496). For Mr. Gubbi, reflects company paid life insurance ($7,524). For Messrs. Tan and Gubbi, reflects direct cost of spousal travel expenses in connection with business-related travel to sales event where the presence of spouses/partners was requested by us in the total amount of $22,830 and $4,048, respectively.
(4)The amounts paid to Mr. Tan in SGD were converted to USD using an exchange rate of 0.77614, the average for June 2026.
(5)In December 2024, Mr. Tan received a 13th month bonus payable to all Singapore employees in the amount of one month of his base salary. Amounts paid to Mr. Tan in 2024 were converted from SGD to USD using an exchange rate of 0.7770, the average for June 2025.
(6)In connection with his appointment as Executive Vice President and CFO, in May 2025, Mr. Sennesael received a sign-on cash award.
(7)In connection with his appointment as Executive Vice President and Chief Product Officer, in March 2025, Mr. Shihab received a sign-on cash award paid in March 2026.

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Fiscal 2026 Grants of Plan-Based Awards Table
The following table presents information regarding all grants of plan-based awards made to our named executive officers during fiscal 2026.

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Irving Tan	STI		—	1,650,000	3,354,939	—	—	—	—	—
	2026-2027 PSUs(2)	8/25/25	—	—	—	—	41,481	91,258	—	3,537,500
	2026-2028 PSUs(3)	8/26/25	—	—	—	—	37,081	81,578	—	3,175,042
	RSUs(4)	8/26/25	—	—	—	—	—	—	74,162	5,911,453
Kris Sennesael	STI		—	715,000	1,430,000	—	—	—	—	—
	2026-2028 PSUs(3)	8/25/25	—	—	—	—	14,316	31,495	—	1,218,291
	2026-2028 PSUs(3)	8/26/25	—	—	—	—	11,588	25,494	—	992,217
	RSUs(4)	8/26/25	—	—	—	—	—	—	34,763	2,770,959
Vidyadhara K. Gubbi	STI		—	550,000	1,100,000	—	—	—	—	—
	2026-2028 PSUs(3)	8/26/25	—	—	—	—	5,518	12,140	—	472,476
	RSUs(4)	8/26/25	—	—	—	—	—	—	16,554	1,319,519
Ahmed M. Shihab	STI		—	650,000	1,300,000	—	—	—	—	—
	2026-2028 PSUs(3)	8/26/25	—	—	—	—	9,270	20,394	—	793,739
	RSUs(4)	8/26/25	—	—	—	—	—	—	27,810	2,216,735
Cynthia L. Tregillis	STI		—	585,000	1,170,000	—	—	—	—	—
	2026-2028 PSUs(3)	8/26/25	—	—	—	—	5,518	12,140	—	472,476
	RSUs(4)	8/26/25	—	—	—	—	—	—	16,554	1,319,519
(1)The amounts shown reflect the grant date fair value of the award computed in accordance with ASC 718. These amounts were calculated based on the assumptions described in Note 13 in the Notes to Consolidated Financial Statements included in our 2026 Annual Report on Form 10-K. The grant date fair value for the PSU awards, at the probable outcome, is based on the value of our common stock on (i) August 25, 2025 for the 2026 performance period under the 2026-2027 PSUs using a Monte Carlo simulation, which resulted in a simulated award value of $85.28 per share, (ii) August 25, 2025 for the 2026 performance period under the 2026-2028 PSUs using a Monte Carlo simulation, which resulted in a simulated award value of $85.10 per share, and (iii) August 26, 2025 for the 2026 performance period under the 2026-2028 PSUs using a Monte Carlo simulation, which resulted in a simulated award value of $85.62 per share, based on certain assumptions.
(2)Represents the 2026 annual performance period portion of the PSU award granted to the named executive officer for the two-year performance period covering fiscal 2026 through 2027, subject to cliff vesting on August 21, 2027, based on our achievement of specified non-GAAP EPS and adjusted free cash flow performance goals and relative TSR modifier that correspond to specific payout percentages ranging between 0% and 220% of the target number of stock units subject to the award. Under financial accounting standards, an award is not deemed granted and the grant date fair value for a PSU award is not determined until the fiscal year in which the performance metrics are established. The performance metrics are annually determined by the Compensation and Talent Committee for each of fiscal 2026 and 2027. Accordingly, only the grant date fair value for the portion attributable to fiscal 2026 annual targets of such award is reflected.
(3)Represents the 2026 annual performance period portion of the PSU award granted to the named executive officer for the three-year performance period covering fiscal 2026 through 2028, subject to cliff vesting on August 26, 2028, based on our achievement of specified non-GAAP EPS and adjusted free cash flow performance goals and relative TSR modifier that correspond to specific payout percentages ranging between 0% and 220% of the target number of stock units subject to the award. Under financial accounting standards, an award is not deemed granted and the grant date fair value for a PSU award is not determined until the fiscal year in which the performance metrics are established. The performance metrics are annually determined by the Compensation and Talent Committee for each of fiscal years

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2026, 2027 and 2028. Accordingly, only the grant date fair value for the portion attributable to fiscal 2026 annual targets of such award is reflected.
(4)Represents an annual LTI RSU award granted to the named executive officer, which is scheduled to vest with respect to 25% on the first anniversary of the grant date and 6.25% quarterly thereafter for three years.
Description of Compensation Arrangements for Named Executive Officers
Non-Equity Incentive Plan Compensation and Awards
Our named executive officers are eligible to receive cash incentive awards on an annual basis under the STI plan. See the section entitled “Executive Compensation—Compensation Discussion and Analysis” for a more detailed description of the STI plan.
Equity-Based Awards
Each RSU and PSU award reported in the “Fiscal 2026 Grants of Plan-Based Awards Table” was granted by the Compensation and Talent Committee under, and is subject to, the terms of our 2021 Long-Term Incentive Plan.
Our named executive officers are not entitled to voting rights with respect to their stock units (PSUs and RSUs). However, if we pay an ordinary cash dividend on our outstanding shares of common stock, the named executive officer will have the right to receive a dividend equivalent with respect to any unpaid stock unit (whether vested or not) held as of the record date for the dividend payment, which will not be payable until the award vests.
Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included in the section entitled “—Potential Payments upon Termination or Change in Control” below.
Outstanding Equity Awards at Fiscal 2026 Year-End Table
The following table presents information regarding the current holdings of stock options and stock awards (and corresponding dividend equivalents) held by each of our named executive officers as of July 3, 2026. The amount shown for the market value of the stock awards is based on the closing price of our common stock ($539) on July 2, 2026, the last trading day of fiscal 2026.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Irving Tan	8/20/2022	—	—	—	—	3,345	(1)	1,802,955	—		—
	8/25/2023	—	—	—	—	40,388	(1)	21,769,132	—		—
	6/20/2024	—	—	—	—	52,564	(2)	28,331,996	—		—
	8/21/2024	—	—	—	—	56,762	(1)	30,594,718	—		—
	3/3/2025	—	—	—	—	27,763	(3)	14,964,257	183,241	(4)	98,766,899
	8/26/2025	—	—	—	—	74,332	(1)	40,064,948	245,294	(5)	132,213,466

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kris Sennesael	5/12/2025	—	—	—	—	97,013	(6)	52,290,007	94,857	(5)	51,127,923
	8/26/2025	—	—	—	—	34,843	(1)	18,780,377	76,654	(5)	41,316,506
Vidyadhara K. Gubbi	8/20/2022	—	—	—	—	1,197	(1)	645,183	—		—
	8/25/2023	—	—	—	—	11,535	(1)	6,217,365	—		—
	8/21/2024	—	—	—	—	12,613	(1)	6,798,407	—		—
	3/3/2025	—	—	—	—	24,915	(7)	13,429,185	—		—
	8/26/2025	—	—	—	—	16,592	(1)	8,943,088	36,502	(5)	19,674,578
Ahmed M. Shihab	3/17/2025	—	—	—	—	91,608	(7)	49,376,712	—		—
	8/26/2025	—	—	—	—	27,874	(1)	15,024,086	61,322	(5)	33,052,558
Cynthia L. Tregillis	8/20/2022	—	—	—	—	967	(1)	521,213	—		—
	8/25/2023	—	—	—	—	9,807	(1)	5,285,973	—		—
	1/20/2024	—	—	—	—	23,294	(1)	12,555,466	—		—
	8/21/2024	—	—	—	—	25,383	(1)	13,681,437	—		—
	3/3/2025	—	—	—	—	12,457	(7)	6,714,323	—		—
	8/26/2025	—	—	—	—	16,592	(1)	8,943,088	36,502	(5)	19,674,578
(1)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the grant date, and as to an additional 6.25% of the underlying shares quarterly thereafter until the award is fully vested on the fourth anniversary of the grant date.
(2)This RSU award is scheduled to vest 12.5% on the 15-month anniversary of the grant date and then 12.5% quarterly thereafter.
(3)This RSU award is scheduled to vest in substantially equal annual installments over two years.
(4)This PSU award is scheduled to vest on August 21, 2027 based on achievement of annual company performance targets set during the two-year performance period covering fiscal 2026 through 2027. The awards will be payable in shares of our common stock on the vesting date based on our achievement of the specified goals that correspond to specific payment percentages ranging between 0% and 220% of the target number of stock units subject to the awards. Although fiscal 2027 performance targets were not set during or prior to fiscal 2026 (and thus such portions were not deemed granted during fiscal 2026), the stock units relating to such portions have been included above. The numbers above reflect payment at maximum level, which is 220% of the target number of stock units of the full award.
(5)This PSU award is scheduled to vest on August 26, 2028 based on achievement of annual company performance targets set during the three-year performance period covering fiscal 2026 through 2028. The awards will be payable in shares of our common stock on the vesting date based on our achievement of the specified goals that correspond to specific payment percentages ranging between 0% and 220% of the target number of stock units subject to the awards. Although the fiscal 2027 and 2028 performance targets were not set during fiscal 2026 (and thus such portions were not deemed granted during fiscal 2026), the stock units relating to such portions have been included above. The numbers above reflect payment at maximum level, which is 220% of the target number of stock units of the full award.
(6)This RSU award is scheduled to vest with respect to 21.875% on November 20, 2025, 21.875% on May 20, 2026, 31.25% on May 20, 2027 and 25% on May 20, 2028.
(7)This RSU award is scheduled to vest with respect to 33.33% on the first anniversary of the grant date and 8.33% quarterly thereafter.

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Fiscal 2026 Option Exercises and Stock Vested Table
The following table presents information regarding the amount realized upon the exercise of stock options and the vesting of stock unit awards for our named executive officers during fiscal 2026. There were no stock option award exercises in fiscal 2026.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Irving Tan	227,690	47,740,572
Kris Sennesael	75,397	22,620,193
Vidyadhara K. Gubbi	58,564	14,908,653
Ahmed M. Shihab	65,427	25,744,960
Cynthia L. Tregillis	59,845	12,248,832
(1)The value realized on the vesting of stock awards (and corresponding dividend equivalents) is based on the closing price of our common stock on the applicable vesting date (or, for PSUs, the applicable payment date) of the awards.
Fiscal 2026 Non-Qualified Deferred Compensation Table
We permit our named executive officers and other key employees to elect to receive a portion of their compensation reported in the “Fiscal 2024-2026 Summary Compensation Table” on a deferred basis under our Deferred Compensation Plan. Under the plan, each participant may elect to defer up to 80% of his or her eligible compensation that may be earned during the following year. Amounts may be deferred until a specified date, retirement, disability or death. Emergency hardship withdrawals are also permitted under the plan.
The following table presents information regarding the contributions to, investment earnings, distributions and total value of our named executive officers’ balances under our Deferred Compensation Plan during fiscal 2026, including as to RSUs and PSUs that vested but as to which payment was deferred until after fiscal 2026.

Name	Executive Contributions in 2026 ($)	Registrant Contributions in 2026 ($)	Aggregate Earnings in 2026 ($)(1)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at July 3, 2026 ($)(2)
Irving Tan	—	—	—		—	—
Kris Sennesael	—	—	—		—	—
Vidyadhara K. Gubbi	151,420	—	752,533	(3)	—	5,023,407
Ahmed M. Shihab	—	—	—		—	—
Cynthia L. Tregillis	—	—	—		—	—
(1)The amounts reported are not considered to be at above-market rates under applicable SEC rules and were therefore not included in the “Fiscal 2024-2026 Summary Compensation Table” above.
(2)The balances reported represent compensation already reported in the “Fiscal 2024-2026 Summary Compensation Table” above and its equivalent table in prior years’ proxy statements, as applicable, except for the earnings on contributions that are not considered to be at above-market rates and for amounts earned while the individual was not a named executive officer.
(3)Reflects the aggregate earnings due to market fluctuations in each individual’s Deferred Compensation Plan account.

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Potential Payments upon Termination or Change in Control
Change in Control—Termination without Cause or For Good Reason
Our named executive officers may be entitled to severance benefits under our Change in Control Severance Plan. Generally, the severance benefits are payable if we terminate the named executive officer’s employment without “cause” or the named executive officer voluntarily terminates employment for “good reason” within 12 months after a change in control.
For these purposes:
●“Change in control” generally means an acquisition by any person or group of more than one-third of our stock, certain majority changes in our Board of Directors over a period of not more than two years, mergers and similar transactions that result in a 50% or greater change in our ownership, and certain liquidations and dissolutions of our company
●“Cause” generally means the commission of certain crimes by the executive officer, the executive officer’s willful engagement in fraud or dishonest conduct, refusal or failure to perform certain duties, breach of fiduciary duty, or breach of certain other violations of company policy
●“Good reason” generally means a material diminution in the executive officer’s authority, duties or responsibilities, a material diminution in the executive officer’s base compensation, certain relocations of the executive’s employment, or a material breach by us (or our successor) with respect to our obligations under our Change in Control Severance Plan
For each of our named executive officers, the severance benefits generally consist of the following as a “Tier 1” participant:
●A lump sum payment equal to two times the sum of the executive officer’s annual base compensation plus the target STI as in effect immediately prior to the change in control or as in effect on the date of notice of termination of the executive officer’s employment with us, whichever is higher, plus any earned but not yet paid STI payments in respect of completed performance periods
●100% vesting of any unvested outstanding equity awards granted to the executive officer by us, with any performance-based equity awards as to which the applicable performance period has not ended becoming vested at the target level (or, if more favorable, as otherwise provided in the agreement providing for a change in control)
●A lump sum payment equal to the applicable COBRA premium payments for a period of 24 months following the executive officer’s termination
Involuntary Termination without Cause—No Change in Control
Our Executive Severance Plan, in conjunction with the terms and conditions of our equity awards, provides the following severance benefits to our named executive officers as Tier 1 participants in the event their employment is terminated without “cause” (generally as defined above).
●A lump sum cash payment of the executive officer’s monthly base salary multiplied by 24 months
●Any earned but not yet paid STI payments in respect of completed performance periods and a pro rata STI payment based on the number of days in the applicable performance period during which the executive officer was employed, paid out at target performance
●For PSU awards, a prorated portion of the PSUs subject to the award will remain outstanding and vest, if at all, based on actual achievement of the performance goals over the entire performance period
●For RSU awards, acceleration of vesting of a prorated amount of RSUs
●Outplacement services for U.S.-based executive officers at our expense for 12 months following the executive officer’s termination of employment
●A lump sum payment equal to the applicable COBRA premium payments for a period of 18 months following the executive officer’s termination
Payment of severance benefits under our Change in Control Severance Plan and Executive Severance Plan is conditioned upon the executive officer’s execution of a valid and effective release of claims. In addition, no executive officer is entitled to a duplication of benefits under our Executive Severance Plan and any other severance plan, including our Change in Control Severance Plan.

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Qualified Retirement
For RSUs granted prior to the fiscal 2022 annual grant, in the event an executive officer meets certain retirement criteria, the vesting of a pro rata portion of the RSUs will accelerate. RSUs granted beginning with the fiscal 2022 annual grant no longer contained the acceleration benefit for an eligible retirement.
A pro rata portion of the target number of PSUs will remain outstanding and eligible to vest based on actual achievement of the performance goals over the performance period.
To be eligible for retirement, the executive officer must have five years of credited service with us and must also be at least age 55 at the time of retirement and his or her age plus total years of credited service must be at least 70.
Death
In the event of an executive officer’s death, the vesting of a pro rata portion of the RSUs granted prior to our fiscal 2025 grant will accelerate and a pro rata portion of the target number of PSUs will remain outstanding and eligible to vest based on actual achievement of the performance goals over the performance period. For RSUs, beginning with our fiscal 2025 annual grant, 50% of the outstanding RSUs will accelerate upon an executive officer’s death. The executive officer would also be eligible for a pro rata STI payout based on the number of days in the applicable performance period during which the executive officer was employed, subject to actual corporate performance and no individual modification.
Termination for Cause/Misconduct
In the event an executive officer’s employment is terminated for cause due to, among other reasons, the executive officer’s misconduct or violation of company policy, the executive officer will forfeit all outstanding incentives, including unearned or unvested LTI and STI awards. In addition, the executive officer would not be eligible for severance benefits.
Calculation of Potential Payments upon Termination or Change in Control
The table below presents our estimate of the benefits payable to Messrs. Tan, Sennesael, Gubbi and Shihab and Ms. Tregillis (see the table below for a summary of their actual termination benefits, as applicable), under the arrangements described above based on the following assumptions:
●Qualifying termination of employment and/or change in control occurred on July 3, 2026
●The price per share of our common stock is equal to the closing price of our common stock on July 2, 2026 ($539), the last trading day in fiscal 2026
●In the case of a change in control, our company does not survive the change in control, and all outstanding incentive awards are cashed out and terminated in the transaction
●Not included in the table below are payments each named executive officer earned or accrued prior to termination, such as the balances under our Deferred Compensation Plan and previously vested equity and non-equity incentive awards, which are more fully described and quantified in the tables and narratives above

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Name	Compensation Element	Change in Control–No Termination (Awards Not Assumed) ($)(1)	Change in Control–With Termination Without Cause or For Good Reason ($)	Involuntary Termination Without Cause–No Change in Control ($)(2)	Qualified Retirement ($)(2)(3)	Death ($)(2)
Irving Tan	Cash Severance	—	5,500,000	3,850,000	—	—
	RSU Acceleration(4)	137,528,363	137,528,363	27,965,920	—	55,651,179
	PSU Acceleration(5)	104,991,140	104,991,140	42,948,349	—	42,948,349
	Continuation of Benefits(6)	—	36,724	24,644	—	—
	Value of Outplacement Services	—	—	—	—	—
	TOTAL	242,519,503	248,056,227	74,788,913	—	98,599,528
Kris Sennesael	Cash Severance	—	2,860,000	2,145,000	—	—
	RSU Acceleration(4)	71,069,955	71,069,955	4,005,057	—	35,534,978
	PSU Acceleration(5)	42,020,168	42,020,168	14,185,152	—	14,185,152
	Continuation of Benefits(6)	—	53,940	36,197	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	113,090,123	116,004,063	20,374,606	—	49,720,130
Vidyadhara K. Gubbi	Cash Severance	—	2,200,000	1,650,000	—	—
	RSU Acceleration(4)	36,032,776	36,032,776	3,742,447	—	15,418,339
	PSU Acceleration(5)	8,943,018	8,943,018	3,018,981	3,018,981	3,018,981
	Continuation of Benefits(6)	—	61,330	41,156	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	44,975,794	47,237,124	8,455,784	3,018,981	18,437,320
Ahmed M. Shihab	Cash Severance	—	2,600,000	1,950,000	—	—
	RSU Acceleration(4)	64,400,727	64,400,727	4,509,269	—	32,200,363
	PSU Acceleration(5)	15,023,881	15,023,881	5,071,756	—	5,071,756
	Continuation of Benefits(6)	—	77,787	52,199	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	79,424,608	82,102,395	11,586,424	—	37,272,119
Cynthia L. Tregillis	Cash Severance	—	2,340,000	1,755,000	—	—
	RSU Acceleration(4)	47,701,501	47,701,501	5,072,502	—	16,809,409
	PSU Acceleration(5)	8,943,018	8,943,018	3,018,981	—	3,018,981
	Continuation of Benefits(6)	—	89,669	60,172	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	56,644,519	59,074,188	9,909,855	—	19,828,390
(1)None of our named executive officers’ equity awards will automatically vest because a change in control event occurs. The amounts shown represent the estimated value of the acceleration of outstanding equity incentive compensation under our incentive compensation plans in connection with a change in control (regardless of whether a termination of employment also occurs) assuming that the awards were to be terminated in connection with the change in control and the Compensation and Talent Committee had not provided for the assumption, substitution or other continuation of the awards.
(2)For the PSU awards, where applicable, the amounts are prorated and assume achievement at 100% of the target level of performance for the performance period or, if applicable, the credited amount.
(3)As of July 3, 2026, only Mr. Gubbi met the requirements for a “qualified retiree” with respect to certain equity awards.
(4)The amounts shown are based on the intrinsic value of the portion of the RSU award that would have accelerated as of July 3, 2026. These intrinsic values were based on the closing price of our common stock on July 2, 2026 ($539). These amounts also include accrued dividend equivalents with respect to the portion of the RSU that would have accelerated as of July 3, 2026.
(5)The amounts shown represent the target number of PSUs subject to the award that would have remained outstanding and eligible to vest in connection with the termination event and are based on the intrinsic value of those stock units as of July 3, 2026. These intrinsic values were calculated by multiplying (i) the closing price of our common stock on July 2, 2026 ($539), by (ii) the target number of PSUs or, if applicable, the credited amount, that would have remained outstanding and eligible to vest as of July 3, 2026. These amounts also include accrued dividend equivalents with respect to the portion of the PSU that would have remained outstanding and eligible to vest as of July 3, 2026.
(6)For purposes of the calculation for these amounts, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the named executive officer will find other employment or discount rates for determining present value.

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CEO Pay Ratio
SEC rules require us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees (the “Median Compensated Employee”), other than our CEO.
This pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below. Because SEC rules for identifying the Median Compensated Employee and calculating the CEO pay ratio based on the Median Compensated Employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions, the CEO pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have very different global workforce strategies, employment and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating and reporting their CEO pay ratio.
In identifying our Median Compensated Employee for our fiscal 2026 CEO pay ratio, we used “Target Total Cash,” which includes base salary or base wages and target cash incentives. For hourly employees, we calculated base wages based on a reasonable estimate of hours worked during fiscal 2026 and the relevant employee’s hourly wage rate as in effect on April 3, 2026. For salaried employees, we calculated base salary using the relevant employee’s annual salary level as in effect on April 3, 2026. We annualized Target Total Cash for all permanent employees who did not work the full fiscal 2026.
To identify our Median Compensated Employee for fiscal 2026, we used our global employee population effective as of April 3, 2026. As of this date, our employee population was 40,550 employees, with approximately 88% of those employees located in Asia, approximately 1% of those employees located in Europe, the Middle East and Africa and approximately 11% of those employees located in the United States. Most of our employees in Asia are employed in our factories. This total includes all regular, part-time, supplemental and temporary employees with no exclusions.
The Median Compensated Employee for fiscal 2026 was an Operator 1, Manufacturing, in Malaysia. We calculated the Median Compensated Employee’s annual total compensation in the same manner as our CEO’s total compensation is calculated and reported above in the “Fiscal 2024-2026 Summary Compensation Table.” The fiscal 2026 annual total compensation for the Median Compensated Employee was calculated at $11,787, and our CEO’s annual total compensation was $17,168,701. The resulting ratio of annual total compensation of our CEO to our Median Compensated Employee for fiscal 2026 was 1,457 to 1.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship between executive “compensation actually paid” (as computed in accordance with SEC rules) and certain financial performance measures. For further information concerning our pay-for-performance philosophy and how we align executive compensation with our performance, please see the section entitled “Executive Compensation—Compensation Discussion and Analysis” beginning on page 42.
The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO named executive officers (collectively, the “Other NEOs”) as presented in the “Fiscal 2024-2026 Summary Compensation Table” above and its equivalent table in prior years’ proxy statements; (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to Item 402(v) of Regulation S-K under the Exchange Act; (iii) certain financial performance measures; and (iv) the relationship between the “compensation actually paid” to those financial performance measures.

							Value of Initial Fixed $100 Investment Based on:
Fiscal Year	Summary Compensation Table Total for PEO(1)		Compensation Actually Paid to PEO(2)		Average Summary Compensation Table for Other NEOs(1)	Average Compensation Actually Paid to Other NEOs(2)	Western Digital TSR(3)	DJ US Technology, Hardware & Equipment Index TSR(4)	Net Income (in millions)(5)	Revenue (in millions)(6)
	Goeckeler	Tan	Goeckeler	Tan
2026		$17,168,701		$257,464,053	$5,150,797	$80,686,884	$1,021	$383	$9,424	$12,919
2025	$24,931,456	$11,165,296	$42,539,122	$15,144,985	$6,239,493	$4,248,317	$198	$352	$1,643	$9,520
2024	$17,690,772		$55,036,294		$3,495,976	$6,888,700	$179	$316	$(765)	$6,317
2023	$11,031,692		$(3,260,510)		$3,412,774	$623,444	$89	$208	$(902)	$6,255
2022	$32,137,338		$(9,097,124)		$8,508,836	$(79,686)	$102	$138	$1,546	$18,793
(1)Mr. Tan was appointed PEO effective February 22, 2025. David Goeckeler was our PEO from the start of fiscal 2025 through February 21, 2025, and for each of the other years presented. The Other NEOs were: (i) for fiscal 2026, Messrs. Sennesael, Gubbi, Shihab and Ms. Tregillis (ii) for fiscal 2025, Messrs. Sennesael, Gubbi, Shihab, Jabre, Bennett and Soderbery and Ms. Tregillis; (iii) for fiscal 2024 and fiscal 2023, Messrs. Jabre, Soderbery, Ray and Sivaram; and (iv) for fiscal 2022, Messrs. Jabre, Sivaram, Soderbery and Ray and Robert Eulau (our former CFO). The dollar amounts reported are the amounts reported for the PEO, or the average of the amounts reported for the Other NEOs, for each of the corresponding fiscal years in the “Total” column in our applicable Summary Compensation Table. The fiscal 2025 amount reported for Mr. Tan reflects the updated corresponding “Total” column in the “Fiscal 2024-2026 Summary Compensation Table” above.
(2)The following table describes the adjustments, each of which is prescribed by the SEC rules, to calculate the “compensation actually paid” amounts from the Summary Compensation Table for each fiscal year. The Summary Compensation Table amounts and the “compensation actually paid” amounts do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable fiscal years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. As reflected in the table below, pursuant to the applicable rules, the amounts in the “Stock Awards” column in the applicable Summary Compensation Table are subtracted from the amounts in the “Total” column and the values reflected in the table below are added or subtracted, as applicable.

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	Fiscal 2026
Adjustments to Summary Compensation Table Total(a)	PEO	Other NEOs
Summary Compensation Table Total ($)	17,168,701	5,150,797
Adjustments for stock awards and option awards:
(Deduct): Stock awards and option awards totals as included in the Summary Compensation Table Total for the covered fiscal year	(12,623,995)	(2,893,983)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	83,943,968	22,347,991
Add/(Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	33,212,088	14,725,065
Add/(Deduct): Change as of the last day of the covered fiscal year (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	134,866,395	41,058,403
(Deduct): For awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year, the fair values as of the last day of the prior fiscal year	—	—
Add: Fair value as of the vesting date for awards granted and vested during the covered fiscal year	—	—
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	896,896	298,611
“Compensation Actually Paid” Amounts (as calculated)	257,464,053	80,686,884
(a)Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. The amounts shown with respect to our Other NEOs are the average amounts for such Other NEOs, as a group.
(3)TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between our share price at the end of each fiscal year shown and the beginning of the measurement period by (b) our share price at the beginning of the measurement period.
(4)The peer group used for this purpose is the Dow Jones U.S. Technology Hardware & Equipment Index.
(5)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year. To account for the separation of Sandisk in 2025, net income for 2025, 2024 and 2023 are reflected on a continuing operations basis with the net income attributable to Sandisk reported in discontinued operations. Net income in 2022 includes Sandisk, as separate results for Sandisk are not available for that year.
(6)The dollar amounts reported represent the amount of revenue reflected in our audited financial statements for the applicable fiscal year. To account for the separation of Sandisk in 2025, revenue for 2025, 2024 and 2023 are reflected on a continuing operations basis with the revenue attributable to Sandisk reported in discontinued operations. Revenue in 2022 includes Sandisk, as separate results for Sandisk are not available for that year.
Financial Performance Measures
As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs reflect a pay-for-performance philosophy. The metrics that we use for both our short- and long-term incentives are selected to incentivize our named executive officers to create value for our stockholders. The most important financial performance measures used to link executive compensation actually paid to our named executive officers to our company’s performance for the most recent fiscal year, are as follows:
●Adjusted Free Cash Flow
●Revenue (the Company-Selected Measure)
●Non-GAAP EPS
●Non-GAAP Operating Income

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Description of Certain Relationships between Information Presented in the Pay versus Performance Table
As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs reflect a pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, all those measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular fiscal year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
To account for the separation of Sandisk in fiscal 2025, net income and revenue for fiscal 2025, 2024 and 2023 are reflected on a continuing operations basis with the net income and revenue attributable to Sandisk reported in discontinued operations. Net income and Revenue in fiscal 2022 includes Sandisk, as separate results for Sandisk are not available for that year.
COMPENSATION ACTUALLY PAID VS. TSR

Compensation Actually Paid to PEO (Goeckeler)	Compensation Actually Paid to PEO (Tan)

Average Compensation Actually Paid to Non-PEO NEOs	WDC Total Shareholder Return

DJ US Tech, Hardware & Equip Total Shareholder Return
COMPENSATION ACTUALLY PAID VS. NET INCOME

Compensation Actually Paid to PEO (Goeckeler)	Compensation Actually Paid to PEO (Tan)

Average Compensation Actually Paid to Non-PEO NEOs	GAAP Net Income

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COMPENSATION ACTUALLY PAID VS. REVENUE

Compensation Actually Paid to PEO (Goeckeler)	Compensation Actually Paid to PEO (Tan)

Average Compensation Actually Paid to Non-PEO NEOs	Revenue

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Equity Compensation Plan Information
The following table gives information with respect to our equity compensation plans as of July 3, 2026. These plans include our 2021 Long-Term Incentive Plan, our prior 2017 Performance Incentive Plan and our 2005 Employee Stock Purchase Plan, each of which has or had been approved by our stockholders. We may not grant additional equity awards under our 2017 Performance Incentive Plan.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	7,158,430 (1)	—	29,485,514 (2)
Total	7,158,430	—	29,485,514
(1)This amount includes: (i) 6,169,089 shares of our common stock subject to outstanding RSUs awarded under our 2021 Long-Term Incentive Plan; (ii) a maximum of 927,850 PSUs (including a target number of 421,750 PSUs) subject to open performance-based vesting conditions under our 2021 Long-Term Incentive Plan; and (iii) 61,491 shares of our common stock subject to deferred stock units.
(2)Of these shares, as of July 3, 2026, 19,116,070 remained available for future issuance under our 2021 Long-Term Incentive Plan and 10,369,444 remained available for future issuance under our 2005 Employee Stock Purchase Plan, including 1,082,252 shares subject to purchase during the purchase period in effect as of July 3, 2026. No new awards may be made under any other equity compensation plans.

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Stock Ownership Information
Security Ownership by Principal Stockholders and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock, as of September 8, 2026, by: (i) each person known by us to own beneficially more than 5% of our outstanding common stock; (ii) each director and each nominee for election as a member of our Board of Directors; (iii) each of our named executive officers; and (iv) all current directors and executive officers as a group. This table is based on information supplied to us by our executive officers, directors and principal stockholders or included in a Schedule 13G or Schedule 13D filed with the SEC.

	Common Stock
Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Greater than 5% Stockholders:
BlackRock, Inc.(3) 50 Hudson Yards, New York, NY 10001	27,712,800	8.5%
FMR LLC(4) 245 Summer Street, Boston, MA 02210	26,361,315	7.2%
Vanguard Capital Management(5) 100 Vanguard Blvd., Malvern, PA 19355	25,402,917	7.5%
JPMorgan Chase & Co.(6) 383 Madison Avenue, New York, NY 10179	18,496,725	5.3%
Directors:
Kimberly E. Alexy(7)	25,722	*
Martin I. Cole	19,518	*
Manuvir Das	—	*
Tunç Doluca(8)	37,849	*
Bruce E. Kiddoo	2,318	*
Matthew E. Massengill(9)	27,921	*
Roxanne Oulman	2,278	*
Stephanie A. Streeter(10)	34,807	*
Named Executive Officers:
Irving Tan(11)	366,678	*
Kris Sennesael	42,735	*
Vidyadhara K. Gubbi	21,358	*
Ahmed M. Shihab	57,965	*
Cynthia L. Tregillis	38,738	*
All Directors and Current Executive Officers as a group (14 persons)(12)	732,929	*
*    Represents less than 1% of the outstanding shares of our common stock.
(1)Shares subject to RSU awards scheduled to vest within 60 days after September 8, 2026 are deemed outstanding for purposes of computing the share amount and the percentage ownership of the person holding such awards, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. We also deem shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 8, 2026 as outstanding for purposes of computing the share amount and the percentage ownership of the person to whose account those stock units are credited, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person. As of September 8, 2026, no director or executive officer held stock options.

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(2)Except as otherwise noted below, we determine applicable percentage ownership based on 373,567,980 shares of our common stock outstanding as of September 8, 2026. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.
(3)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on January 25, 2024, by BlackRock, Inc. According to the schedule, as of December 31, 2023, BlackRock has sole voting power with respect to 25,595,776 shares of our common stock and sole dispositive power with respect to 27,712,800 shares of our common stock.
(4)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on August 6, 2026, by FMR LLC. According to the schedule, as of June 30, 2026, FMR LLC has sole voting power with respect to 24,378,437.91 shares of our common stock and sole dispositive power with respect to 26,361,315.39 shares of our common stock.
(5)Beneficial and percentage ownership information is based on information contained in a Schedule 13G filed with the SEC on April 30, 2026, by Vanguard Capital Management (“VCM”). According to the schedule, as of March 31, 2026, VCM has sole voting power with respect to 3,368,056 shares of our common stock and sole dispositive power with respect to 25,402,917 shares of our common stock.
(6)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on April 22, 2025, by JPMorgan Chase & Co. According to the schedule, as of March 31, 2025, JPMorgan Chase & Co. has sole voting power with respect to 14,802,736 shares of our common stock, shared voting power with respect to 61,445 shares of our common stock, sole dispositive power with respect to 18,453,543 shares of our common stock, and shared dispositive power with respect to 32,872 shares of our common stock.
(7)Ms. Alexy’s shares are held in a family trust account in which Ms. Alexy has voting and/or investment power.
(8)Mr. Doluca’s shares are held in a family trust account in which Mr. Doluca has voting and/or investment power.
(9)Includes 27,421 shares representing deferred stock units credited to an account in our deferred compensation plan as of September 8, 2026. Deferred stock units are payable in an equivalent number of shares of our common stock in connection with the retirement or other separation from service of the director, or earlier in connection with the director’s deferral election.
(10)Ms. Streeter’s shares are held in a family trust account in which Ms. Streeter has voting and/or investment power.
(11)Mr. Tan is also a director. Mr. Tan’s holdings include 209,000 shares held in a personal investment company and 112,500 shares held in a trust through an investment company.
(12)Includes 31,498 shares of our common stock that may be acquired within 60 days after September 8, 2026 through the vesting of RSUs by our current executive officers and 27,421 shares of our common stock representing deferred stock units as described in footnote 9 above.

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Audit Committee Matters

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
●Our Board of Directors is seeking stockholder ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2027
●We expect representatives of KPMG LLP to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions
Our Board of Directors recommends a vote FOR the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2027

KPMG LLP has served as our independent auditors since 1970. The Audit Committee has again appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending July 2, 2027. We are not required to submit the appointment of KPMG LLP for stockholder approval, but our Board of Directors has elected to seek ratification of the appointment of our independent registered public accounting firm by our stockholders. If holders of a majority of the shares of our common stock represented at the Annual Meeting and entitled to vote do not ratify this appointment, the committee will reconsider its appointment of KPMG LLP and will either continue to retain KPMG LLP or appoint a different firm. In addition, even if stockholders ratify the committee’s selection, the committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of our company and our stockholders.
Following are the fees paid by us to KPMG LLP for fiscal 2026 and 2025:

Description of Professional Service	Fiscal 2026 ($)	Fiscal 2025 ($)
Audit Fees — professional services rendered for the audit of our annual financial statements and the review of the financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements	7,468,581	13,030,647
Audit-Related Fees — assurance and related services reasonably related to the performance of the audit or review of our financial statements(1)	—	2,330,739
Tax Fees — professional services rendered for tax compliance, tax advice and tax planning	1,567,594	1,900,000
All Other Fees — products and services other than those reported above	—	—
(1)Audit-Related Fees for fiscal 2025 consisted of assurance and review services related to strategic initiatives.
The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. At least annually, KPMG LLP provides a description of all audit and permissible non-audit services expected to be performed during the year and specific fee estimates for each such service, which must be pre-approved by the Audit Committee. KPMG LLP periodically reports to the Audit Committee regarding the extent of services provided in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee has also delegated to the Chair of the Audit Committee the authority to pre-approve audit and permissible non-audit services and associated fees that were not pre-approved by the Audit Committee, up to a maximum amount of fees per audit or permissible non-audit service. The Chair is required to report any decisions to pre-approve such audit or non-audit services and fees to the full Audit Committee at its next regular meeting. All services performed by KPMG LLP during fiscal 2026 and 2025 were pre-approved by the Audit Committee in accordance with its pre-approval policy and as required by applicable SEC rules.

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Vote Required for Approval
The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. You may vote FOR, AGAINST or ABSTAIN on this proposal. Proxies received by our Board of Directors will be voted FOR this Proposal 3 unless specified otherwise.
Report of the Audit Committee
The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended July 3, 2026. This report shall not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.
Dear Fellow Stockholders,
The Audit Committee represents our Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of Western Digital and its subsidiaries. The Audit Committee has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of Western Digital and its subsidiaries. The Audit Committee is also responsible for overseeing our Enterprise Risk Management process on behalf of our Board. Accordingly, the Audit Committee oversees certain risk topics and allocates oversight responsibility for other risk topics among our Board and its other committees. The Audit Committee acts pursuant to a written charter. Our Board has adopted an Audit Committee Charter with the most recent amendment approved on February 14, 2022. A copy of the amended charter is available on our website under “Leadership & Governance” at investor.wdc.com. Our Board has determined that each of Mses. Alexy and Oulman and Mr. Kiddoo qualifies as an “audit committee financial expert” as defined by the SEC and that each of the members of the Audit Committee qualifies as an “independent” director under applicable rules of the Nasdaq Stock Market and the SEC.
Management is responsible for the preparation, presentation and integrity of Western Digital’s financial statements, the financial reporting process, accounting principles, as well as the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Western Digital’s independent registered public accounting firm, is responsible for performing an independent audit of Western Digital’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), issuing reports thereon.
The Audit Committee is solely and directly responsible for the appointment, compensation, retention and oversight of Western Digital’s independent registered public accounting firm. The Audit Committee regularly solicits feedback from both management and the auditor in carrying out this responsibility. In conjunction with the rotation of the independent registered public accounting firm’s lead engagement partner, which occurs at least every five years, the Audit Committee is involved in the selection of KPMG LLP’s lead engagement partner. The next mandatory rotation for KPMG LLP’s lead engagement partner is scheduled to occur in fiscal 2030. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and thus, its oversight does not provide an independent basis to determine that management has applied U.S. generally accepted accounting principles appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

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During fiscal 2026, the Audit Committee met a total of 8 times. During fiscal 2026, the Audit Committee also met and held discussions with management and KPMG LLP. The meetings were conducted to encourage communication among the members of the Audit Committee, management and the independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope and plan for its audit. The Audit Committee met regularly with KPMG LLP, with and without management present, to discuss the results of its audit and quarterly reviews, its evaluation of Western Digital’s internal control over financial reporting and the overall quality of Western Digital’s accounting practices. As part of these discussions, the Audit Committee reviewed and discussed the audited consolidated financial statements of Western Digital for the fiscal year ended July 3, 2026 with management and KPMG LLP. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our Board, including the Audit Committee, received an opinion of KPMG LLP as to the conformity of such audited consolidated financial statements with GAAP and the effectiveness of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.
The Audit Committee has also received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. The Audit Committee reviewed and evaluated KPMG LLP’s lead engagement partner and also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services. Based upon such reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in Western Digital’s Annual Report on Form 10-K for the fiscal year ended July 3, 2026, as filed with the SEC. The Audit Committee also appointed KPMG LLP to serve as Western Digital’s independent registered public accounting firm for the fiscal year ending July 2, 2027. The members of the Audit Committee believe that the continued retention of KPMG LLP to serve as the independent registered public accounting firm is in the best interests of Western Digital and its stockholders.
THE AUDIT COMMITTEE

KIMBERLY E. ALEXY Chair	MANUVIR DAS	BRUCE E. KIDDOO	ROXANNE OULMAN

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Additional Information
General Information About the Annual Meeting
Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WDC2026.
Attendance and Participation at the Virtual Annual Meeting
●We believe that the virtual format of the Annual Meeting will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual format of the Annual Meeting increases our ability to engage with all stockholders, regardless of size, resources or physical location.
●Attendance at the Annual Meeting is open to the public online at www.virtualshareholdermeeting.com/WDC2026, but only stockholders of record or beneficial owners as of September 22, 2026, the record date, or those holding a valid legal proxy for the Annual Meeting are entitled to vote or ask questions via the online virtual platform for the Annual Meeting.
●To participate in the Annual Meeting by voting or asking questions, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
●We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing or logging in to the Annual Meeting, please call the technical support number displayed on the login page of the online virtual annual meeting platform.
Questions at the Virtual Annual Meeting
During the Annual Meeting, we will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be published and answered on our website following the meeting with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who Can Vote
Only stockholders of record at the close of business on September 22, 2026, the record date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 374,323,269 shares of our common stock were outstanding and entitled to vote. We have one class of common stock, and each share of common stock is entitled to one vote at the Annual Meeting. Shares of treasury stock are not entitled to vote at the Annual Meeting.

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Voting Your Proxy
At the Annual Meeting
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” and you have the right to vote your shares electronically at the Annual Meeting. If you hold your shares through a broker, bank, trustee or other nominee (that is, in “street name”) rather than directly in your own name, you are a “beneficial stockholder” and you may also vote your shares electronically at the Annual Meeting. If you choose to do so, you can vote by following the instructions provided when you log in to the online virtual annual meeting platform. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Without Attending the Annual Meeting
You may also direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit a proxy to authorize how your shares are voted at the Annual Meeting. You can submit a proxy over the Internet by following the instructions provided in the “Notice of Internet Availability of Proxy Materials” (which we also refer to as the “Notice”), or, if you received a printed copy of the proxy materials, you can also submit a proxy by mail or telephone. If you are a beneficial stockholder, you may submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you received a printed copy of the proxy materials, you can also submit voting instructions by telephone or mail by following the instructions provided by your bank, broker, trustee or other nominee.
Submitting your proxy or voting instructions via the Internet, by telephone or by mail will not affect your right to vote electronically should you decide to attend the Annual Meeting.
If you submit a signed proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Voting Deadline
If you are a stockholder of record, please submit your proxy by telephone, the Internet or mail by 11:59 p.m. Eastern time on November 19, 2026 in order for your shares to be voted at the Annual Meeting. If you are a beneficial stockholder, please follow the voting instructions provided by the bank, broker, trustee or nominee who holds your shares.
Revoking Your Proxy
You have the power to revoke your proxy or voting instructions before your shares are voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by submitting a written notice of revocation to our Secretary (see page 82 for contact information), or, to change how your shares will be voted at the Annual Meeting, by mailing a duly executed written proxy bearing a date that is later than the date of your original proxy or by submitting a later dated proxy via the Internet or by telephone.
A previously submitted proxy will not be voted if the stockholder of record who executed it attends the Annual Meeting and votes the shares represented by the proxy electronically at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee or by attending the Annual Meeting and voting electronically. Please note that attending the Annual Meeting will not by itself constitute revocation of a proxy. Any change to your proxy or voting instructions should be submitted by telephone, the Internet or mail by 11:59 p.m. Eastern time on November 19, 2026.

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Quorum
The holders of a majority of our shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any postponements or adjournments thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will also be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Abstentions and Broker Non-Votes
Abstentions
Shares voting “ABSTAIN” on any of the proposals at the Annual Meeting are treated differently depending on the specific proposal.
●Proposal 1: Abstentions will be entirely excluded from the vote and will not be counted in determining the outcome of a director nominee’s election.
●Proposals 2 and 3: We treat abstentions as shares present or represented and entitled to vote on these proposals, so abstaining has the same effect as a vote “against” these proposals.
Broker Non-Votes
If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder. Proposal 3 (ratification of KPMG LLP as our independent registered public accounting firm) is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, all other proposals to be voted on at the Annual Meeting are considered non-routine matters. Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 3, but will not be permitted to vote your shares on any of the other proposals at the Annual Meeting. If your broker exercises this discretion, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 3 in the manner directed by your broker, but your shares will constitute broker non-votes on each of the other proposals at the Annual Meeting and will have no effect in determining the outcome of each such proposal.
Voting Results
We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K to be filed with the SEC no later than four business days following the date of the Annual Meeting.
Costs of Proxy Solicitation
The accompanying proxy is being solicited on behalf of our Board of Directors. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials, this Proxy Statement and form of proxy and our 2026 Annual Report, the cost of making such materials available on the Internet and the cost of soliciting proxies will be paid by us. In addition to use of the mails, we may solicit proxies in person or by telephone, facsimile or other means of communication by certain of our directors, officers and regular employees who will not receive any additional compensation for such solicitation. We also engaged Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, to assist us in connection with the solicitation of proxies for the Annual Meeting for a fee that we do not expect to exceed $15,000 plus a reasonable amount to cover expenses. We have agreed to indemnify Okapi Partners against certain liabilities arising out of or in connection with this engagement. We will also reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

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Attending the Annual Meeting
Anyone may attend the Annual Meeting online at www.virtualshareholdermeeting.com/WDC2026, but you are only entitled to participate in the Annual Meeting, including asking questions and voting at the meeting, if you were a stockholder of record or a beneficial stockholder as of the close of business on September 22, 2026, the record date, or you hold a valid legal proxy for the Annual Meeting. To participate in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Submission of Stockholder Proposals and Director Nominations
Proposals for Inclusion in Proxy Materials
For your proposal to be considered for inclusion in the proxy statement and form of proxy for our 2027 Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices no later than June 7, 2027 and must comply with Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2027 Annual Meeting by more than 30 days from the date of this year’s Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices a reasonable time before we begin to print and mail our proxy materials for our 2027 Annual Meeting.
Nomination of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials
If you intend to nominate an individual for election to our Board of Directors at our 2027 Annual Meeting or wish to present a proposal at the 2027 Annual Meeting but do not intend for such proposal to be included in the proxy statement for such meeting, our Bylaws require that, among other things, stockholders give written notice of the nomination or proposal to our Secretary at our principal executive offices no earlier than the close of business on July 23, 2027 (the 120th day prior to the first anniversary of the Annual Meeting) and no later than the close of business on August 22, 2027 (the 90th day prior to the first anniversary of the Annual Meeting).
Notwithstanding the foregoing, in the event that we change the date of the 2027 Annual Meeting to a date that is more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 120 days prior to the date of the 2027 Annual Meeting and no later than the close of business on the later of 90 days prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is made.
The written notice must also satisfy the information and other specified requirements set forth in Section 2.11 of our Bylaws. In accordance with our Bylaws, the foregoing deadline and notice requirements set forth in Section 2.11 of our Bylaws are also intended to apply to and satisfy the deadline and notice requirements set forth in paragraph (b) of Rule 14a-19 under the Exchange Act with respect to notice by a stockholder who intends to solicit proxies in support of director nominees other than the company’s nominees at the 2027 Annual Meeting.
Written notice of any stockholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.11 of our Bylaws will be disregarded and not be acted upon at the 2027 Annual Meeting.

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Nomination of Director Candidates for Inclusion in Proxy Materials (Proxy Access)
If you intend to nominate a director candidate pursuant to the proxy access process set forth in Section 2.14 of our Bylaws, you, or a group of not more than 20 stockholders, must, among other requirements, have owned 3% or more of our outstanding common stock continuously for at least three years and give written notice of the nomination to our Secretary at our principal executive offices no earlier than the close of business on May 8, 2027 (the 150th day prior to the first anniversary of the date that proxy materials for the Annual Meeting were first released to stockholders) and no later than the close of business on June 7, 2027 (the 120th day prior to the first anniversary of the date that proxy materials for the Annual Meeting were first released to stockholders).
Notwithstanding the foregoing, in the event that we change the date of the 2027 Annual Meeting to a date that is more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 150 days prior to the date of the 2027 Annual Meeting and no later than the close of business on the later of 120 days prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is made.
Use of the proxy access process is subject to all eligibility, procedural and disclosure requirements set forth in Section 2.14 of our Bylaws.
Eliminating Duplicative Proxy Materials
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

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Availability of Annual Report
Our 2026 Annual Report has been posted on our corporate website at investor.wdc.com and on the Internet at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability of Proxy Materials, the Notice will contain instructions on how to request a printed copy of our 2026 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2026 Annual Report also will be included. In addition, we will provide, without charge, a copy of our 2026 Annual Report (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to our Secretary at our principal executive offices:

Secretary Western Digital Corporation 5601 Great Oaks Parkway San Jose, California 95119
Communication with Our Company
Stockholders or other interested parties who wish to communicate with us may do so by mail to our Secretary at our principal executive offices. The name of any specific intended management or Board recipient(s) should be noted in the communication, including whether the communication is intended only for our Chair of the Board or non-employee directors. See also the section entitled “Corporate Governance Matters—Board Processes and Policies—Communicating with Directors.”

Secretary Western Digital Corporation 5601 Great Oaks Parkway San Jose, California 95119

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Appendix A—Non-GAAP Financial Measures
We have disclosed in this Proxy Statement financial measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not alternatives for measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. We believe the presentation of these non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors for measuring our performance and comparing it against prior periods. These non-GAAP measures are used by management for assessing our financial performance and as a measurement of our performance for incentive compensation purposes. These measures should be considered in addition to financial measures prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.
The Compensation and Talent Committee used non-GAAP operating income as a pre-established performance goal under the STI plan for fiscal 2026 and non-GAAP diluted net income per common share (which we also refer to as non-GAAP EPS) and adjusted free cash flow as pre-established performance goals under the fiscal 2026-2028 PSU awards and fiscal 2026-2027 CEO PSU award. In accordance with the pre-established terms of the STI and PSU awards, these non-GAAP performance measures excluded certain material or unusual items that we believe are not indicative of the underlying performance of our business as detailed below.
Reconciliations of Non-GAAP Financial Measures
The following non-GAAP measures (namely, non-GAAP gross profit, non-GAAP operating income, non-GAAP EPS and adjusted free cash flow) exclude certain expenses, gains and losses that we believe are not indicative of our core operating results or because they are consistent with the financial models and estimates published by many analysts who follow our company and our peers. As further detailed below, the expenses, gains and losses excluded from the following non-GAAP measures consist of stock-based compensation expense; charges related to a litigation matter; business realignment charges (credits); and other adjustments.
The following tables present reconciliations of our non-GAAP gross profit, non-GAAP operating income, non-GAAP EPS and adjusted free cash flow to the most directly comparable GAAP measures:

(in millions, unaudited)	Year Ended July 3, 2026	Year Ended June 27, 2025
Revenue	$12,919	$9,520
Reconciliation of non-GAAP gross profit
GAAP gross profit	$6,311	$3,692
Stock-based compensation expense	33	34
Litigation matter	—	19
Other	5	4
Non-GAAP gross profit	$6,349	$3,749

GAAP gross margin(1)	48.9%	38.8%
Non-GAAP gross margin(1)	49.1%	39.4%

Reconciliation of non-GAAP operating income
GAAP operating income	$4,453	$2,334
Stock-based compensation expense	204	167
Litigation matter	—	(179)
Business realignment charges (credits)	137	(6)
Other	23	10
Non-GAAP operating income	$4,817	$2,326

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(in millions, unaudited)	Year Ended July 3, 2026	Year Ended June 27, 2025
Reconciliation of non-GAAP EPS
GAAP net income	$9,424
Operating income adjustments	364
Gain on retained interest in Sandisk	(6,498)
Costs in connection with debt and equity transactions	907
Other	16
Income tax adjustments	(270)
Non-GAAP net income	3,943
Amount allocated to preferred shareholders	(60)
Non-GAAP diluted net income attributable to common shareholders	$3,883

Diluted weighted average shares:
GAAP	383
Benefit of shares related to capped call transactions	(3)
Non-GAAP	380

Diluted net income per common share
GAAP	$24.28
Non-GAAP	$10.22

Reconciliation of adjusted free cash flow(2)
Cash flows provided by operating activities	$3,929
Purchases of property, plant and equipment, net	(418)
Free cash flow	$3,511
Adjustments to free cash flow(2)	159
Adjusted free cash flow	$3,670
(1)GAAP and non-GAAP gross margin are calculated by dividing GAAP and non-GAAP gross profit, respectively, by revenue.
(2)Adjusted free cash flow for the fiscal 2026 measurement period means our company’s net cash provided by operating activities for the fiscal 2026 measurement period, as computed using GAAP, minus net purchases of property, plant, and equipment, and adjusted to exclude cash payments relating to business realignment charges and the company’s settlement with the Internal Revenue Service.

A-2	2026 Proxy Statement	Western Digital

Proxy Summary	Corporate Governance Matters	Executive Officers	Executive Compensation	Equity Compensation Plan Information	Stock Ownership Information	Audit Committee Matters	Additional Information	Appendix A
Explanations of Adjustments to Non-GAAP Measures
As detailed above, we exclude the following items from our non-GAAP financial measures:
Stock-based compensation expense. Because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the company’s control, the company believes excluding stock-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the company’s peers, a majority of whom also exclude stock-based compensation expense from their non-GAAP results.
Litigation matter. In previous periods, the company had recognized expenses related to a judgment in a patent litigation matter, which consisted of an award of damages, interest, estimated plaintiff legal costs and other charges. A portion of these expenses were reversed upon a subsequent settlement with the plaintiff. The company believes these charges and subsequent reversals do not reflect the company’s operating results and that they are not indicative of the underlying performance of its business.
Business realignment charges (credits). From time to time, in order to realign the company’s operations with anticipated business needs or to achieve cost synergies from the integration of acquisitions, the company may incur charges in connection with actions to terminate employees, impair assets or otherwise restructure its operations and may recognize credits related to charges previously incurred. These charges (credits) are inconsistent in amount and frequency, and the company believes they are not indicative of the underlying performance of its business.
Gain on retained interest in Sandisk. The company retained an ownership interest in Sandisk at the time of the Separation and recognized gains on the mark-to-market adjustment of such interest. The company believes these adjustments do not reflect the company’s operating results and are not indicative of the underlying performance of its business.
Costs in connection with debt and equity transactions. In connection with the company’s actions to monetize its retained interest in Sandisk and reduce its debt, it completed a number of transactions, including a debt-for-equity exchange, equity-for-equity exchanges, and the private settlement of a portion of our convertible note obligations. In connection with these transactions, the company recognized costs primarily related to a discount given to the counterparty of the transaction. The company believes these costs do not reflect the company’s operating results and are not indicative of the underlying performance of its business.
Income tax adjustments. Income tax adjustments represent the difference between income taxes based on a forecasted annual GAAP tax rate and a forecasted annual non-GAAP tax rate, which have been adjusted to account for the tax effects of items excluded from non-GAAP pre-tax income as well as the tax effects of non-recurring and period-specific tax items. These adjustments are excluded because the company believes that they are not indicative of the underlying performance of its ongoing business.
Other adjustments. From time to time, the company records costs, charges, and benefits that the company believes are not a part of the ongoing operation of its business. The resulting expense or benefit is inconsistent in amount and frequency.

Western Digital	2026 Proxy Statement	A-3

Principal Executive Offices
Western Digital Corporation
5601 Great Oaks Parkway
San Jose, CA 95119
Phone: 408.717.6000

Investor Relations
Website: investor.wdc.com
E-mail: investor@wdc.com
Phone: 408.717.9765

Worldwide Websites
westerndigital.com
wd.com

Transfer Agent and Registrar
Equiniti Trust Company, LLC
28 Liberty Street, Floor 53
New York, NY 10005
Website: equiniti.com/us/ast-access
Phone: 800.937.5449

Independent Registered Public Accounting Firm
KPMG LLP

Stock Exchange Listing
Western Digital's common stock trades on the Nasdaq Global Select Market® under the symbol WDC

Western Digital, WD and the WD design are registered trademarks or trademarks of Western Digital Corporation or its affiliates in the U.S. and/or other countries. All other marks are the property of their respective owners.

© 2026 Western Digital Technologies, Inc.
All rights reserved.

WESTERN DIGITAL CORPORATION
5601 GREAT OAKS PARKWAY
SAN JOSE, CA 95119

SCAN TO
VIEW MATERIALS & VOTE

You are urged to vote these shares by completing and returning this proxy card or transmitting your voting instructions electronically via the Internet or by telephone.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WDC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed below in the box marked by the arrow available and follow the instructions when you log in to the virtual meeting platform.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by November 19, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03905-P56710

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WESTERN DIGITAL CORPORATION

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Kimberly E. Alexy	☐	☐	☐
1b. Martin I. Cole	☐	☐	☐
1c. Manuvir Das	☐	☐	☐
1d. Tunç Doluca	☐	☐	☐
1e. Bruce E. Kiddoo	☐	☐	☐
1f. Matthew E. Massengill	☐	☐	☐
1g. Roxanne Oulman	☐	☐	☐
1h. Stephanie A. Streeter	☐	☐	☐
1i. Irving Tan	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement.	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2027.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and 2026 Annual Report are available at investor.wdc.com.

You can also view these materials at www.proxyvote.com by using the control number printed in the box marked by an arrow on the reverse side.

T03906-P56710

WESTERN DIGITAL CORPORATION
5601 Great Oaks Parkway
San Jose, CA 95119

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby revoking any proxy previously given, appoints Martin I. Cole and Cynthia L. Tregillis, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either of them to represent and to vote all the shares of common stock of Western Digital Corporation held of record by the undersigned on September 22, 2026, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Western Digital Corporation to be held on November 20, 2026, and at any postponements or adjournments thereof. The proposals of the Company referred to on the other side are described in the Proxy Statement for the Annual Meeting, which is being delivered herewith.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the nine nominees named in Proposal 1 and "FOR" Proposals 2 and 3. Whether or not direction is made, each of the Proxies is authorized to vote in his or her discretion on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU CHOOSE TO VOTE THESE SHARES BY TELEPHONE OR INTERNET, DO NOT RETURN THIS PROXY.

(Continued and to be marked, dated and signed, on the other side)